As filed with the Securities and Exchange Commission on June 5, 2024

Securities Act File No. 333-185238

Investment Company Act File No. 811-22743

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

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BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

345 Park Avenue, New York, NY 10154

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF INFORMATION STATEMENT

June 5, 2026

As a shareholder of Blackstone Alternative Multi-Strategy Fund (the “Fund”), a series of Blackstone Alternative Investment Funds (the “Trust”), you are receiving this Notice regarding the internet availability of an Information Statement relating to the selection and approval of additional sub-advisers for the Fund. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or, upon request, by mail. We encourage you to access and to review all of the important information contained in the Information Statement. As described below, the Information Statement is for informational purposes only. You do not need to take any action in connection with the selection and approval of the sub-advisers.

Summary of Information Statement

The Information Statement describes how Blackstone Alternative Investment Advisors LLC (“BAIA”), the Fund’s investment adviser, seeks to achieve the Fund’s objective principally by allocating the Fund’s assets among a variety of non-traditional or alternative strategies. BAIA allocates the Fund’s assets among sub-advisers with experience managing non-traditional or alternative investment strategies. At BAIA’s recommendation, the Trust’s Board of Trustees (the “Board”) has recently approved Capital Fund Management S.A. (“CFM”) and Mesarete Capital LLP (“Mesarete UK”) and Mesarete Capital (US) LLC (“Mesarete US” and, together with Mesarete UK, “Mesarete”)1 as sub-advisers to the Fund. The Information Statement provides information about CFM and Mesarete.

BAIA, pursuant to the terms of an exemptive order received from the Securities and Exchange Commission on March 13, 2017, may enter into and amend materially sub-advisory agreements with discretionary and non-discretionary sub-advisers that are either unaffiliated with BAIA or that are directly or indirectly wholly-owned subsidiaries of Blackstone Inc. (“Blackstone”) without seeking the approval of the Fund’s shareholders, so long as certain conditions are satisfied. BAIA’s selection of CFM and Mesarete does not require shareholder approval. Therefore, we are not asking you for a proxy, and you are requested not to send us a proxy.

By sending you this Notice, the Fund is notifying you that it is making the Information Statement available to you via the internet in lieu of mailing you a paper copy. You may print and view the Information Statement on the Fund’s website at www.bxmix.com. The Information Statement will be available on the website for at least 90 days after the date of this Notice. If you want to receive a paper copy of the Information Statement, you must request one. There is no charge to you for requesting a copy. You may request a paper copy or PDF via

[1]

Mesarete UK was initially approved by the Board as a sub-adviser to the Fund in 2021 and was formally hired as a sub-adviser to the Fund on August 23, 2021. The Board approved an amendment and restatement of the initial sub-advisory agreement (as amended, the “Mesarete UK Sub-Advisory Agreement”) at its meeting on August 4, 2022, and most recently approved the continuance of the Mesarete UK Sub-Advisory Agreement at its meeting on November 11, 2025. The Board subsequently approved a new investment sub-advisory agreement for Mesarete in April 2026, as further described in the Information Statement, pursuant to which Mesarete UK and Mesarete US (a wholly-owned subsidiary of Mesarete UK) serve jointly as sub-adviser to the Fund.

email of the Information Statement by writing the Fund, c/o BAIA, 345 Park Avenue, New York, NY 10154, or by calling (toll-free) 1-855-890-7725, by September 30, 2026. If you do not request a paper copy or PDF via email by that date, you will not receive a paper or email copy. You can obtain a free copy of the annual and semi-annual reports of the Fund, when available, by writing or contacting the Fund at the address or number above or visiting the Fund’s website.

Please note: Only one Notice is being delivered to multiple shareholders who share an address unless the Fund has received contrary instructions from any of those shareholders. Upon request to the telephone number or address listed above, the Fund will promptly deliver a separate copy of this Notice to a shareholder at a shared address to which a single copy of this Notice was delivered. If a shareholder is receiving multiple copies at a shared address and would like to receive a single copy, the shareholder may make that request to the telephone number or address listed above.

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

345 Park Avenue, New York, NY 10154

INFORMATION STATEMENT

June 5, 2026

NOTICE REGARDING NEW SUB-ADVISERS

Blackstone Alternative Investment Advisors LLC (“BAIA”), the investment adviser to Blackstone Alternative Multi-Strategy Fund (the “Fund”), a series of Blackstone Alternative Investment Funds (the “Trust”), seeks to achieve the Fund’s objective principally by allocating the Fund’s assets among a variety of non-traditional or alternative investment strategies. BAIA allocates the Fund’s assets among sub-advisers with experience managing non-traditional or alternative investment strategies. This Information Statement is being provided to the Fund’s shareholders in lieu of a proxy statement, pursuant to the terms of an exemptive order received from the Securities and Exchange Commission on March 13, 2017. This exemptive order permits BAIA to enter into and amend materially sub-advisory agreements with discretionary and non-discretionary investment sub-advisers that are either unaffiliated with BAIA or that are directly or indirectly wholly-owned subsidiaries of Blackstone Inc. (“Blackstone”) without seeking the approval of the Fund’s shareholders, so long as certain conditions are satisfied. This Information Statement is to inform you that, at BAIA’s recommendation, the Trust’s Board of Trustees (the “Board”) has recently approved Capital Fund Management S.A. (“CFM”) and Mesarete Capital LLP (“Mesarete UK”) and Mesarete Capital (US) LLC (“Mesarete US” and, together with Mesarete UK, “Mesarete”)2 as discretionary sub-advisers to the Fund. No shareholder approval is required.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE FUND AND THE ADVISORY AGREEMENT

BAIA serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated March 17, 2014, as amended (the “Advisory Agreement”). BAIA seeks to achieve the Fund’s objective principally by allocating the Fund’s assets among a variety of non-traditional or alternative investment strategies, including, in part, by allocating the Fund’s assets among sub-advisers with experience managing non-traditional or alternative investment strategies. BAIA also allocates the Fund’s assets among certain unaffiliated investment funds, manages a portion of the Fund’s assets directly, and, from time to time, may instruct sub-advisers with respect to particular investments. BAIA is responsible for selecting the Fund’s investment strategies, for identifying and retaining sub-advisers with expertise in the selected strategies, and for determining the amount of Fund assets to allocate to each sub-adviser or to manage directly.

BAIA will adjust allocations from time to time among strategies or sub-advisers based on its assessment of sub-adviser performance, market conditions and opportunities, and BAIA has discretion to not allocate any assets to one or more sub-advisers at any time. BAIA currently intends to generally consider the following factors as part of its sub-adviser screening process, although the factors considered from time to time or with respect to any

[2]

Mesarete UK was initially approved by the Board as a sub-adviser to the Fund in 2021 and was formally hired as a sub-adviser to the Fund on August 23, 2021. The Board approved an amendment and restatement of the initial sub-advisory agreement (as amended, the “Mesarete UK Sub-Advisory Agreement”) at its meeting on August 4, 2022, and most recently approved the continuance of the Mesarete UK Sub-Advisory Agreement at its meeting on November 11, 2025. The Board subsequently approved a new investment sub-advisory agreement for Mesarete in April 2026, as further described in the Information Statement, pursuant to which Mesarete UK and Mesarete US (a wholly-owned subsidiary of Mesarete UK) serve jointly as sub-adviser to the Fund.

one sub-adviser may vary and may include only some or none of the factors listed below or other factors that are not listed below:

•

Attractive long-term risk-adjusted investment performance: BAIA seeks to choose sub-advisers focused on alternative strategies that it believes will produce attractive long-term risk-adjusted returns over a full market cycle.

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Skilled application of non-traditional/alternative investment techniques: BAIA believes that attractive risk-adjusted investment returns can sometimes be found outside traditional investment strategies that rely on relative performance against public market equity and fixed income benchmarks. BAIA seeks to choose sub-advisers who use “non-traditional” investment approaches, which often seek to take advantage of market inefficiencies and other factors in order to outperform the underlying markets of their investments.

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Opportunistic approach to investing: Among the sub-advisers sought by BAIA, BAIA may choose “opportunistic” sub-advisers who are willing to make substantial investments based on the direction the sub-adviser anticipates a particular market, markets, or individual securities will take. These sub-advisers may make “directional investments” and frequently use leverage to attempt to produce attractive returns. It is possible that BAIA may make only relatively short-term allocations to sub-advisers that specialize in opportunistic trades.

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Management stability and committed investment professionals: BAIA believes the ability to generate attractive risk-adjusted returns over a full market cycle, especially when the application of sophisticated non-traditional techniques is involved, is dependent upon the performance of committed investment professionals. No matter how appealing the investment concept, BAIA believes that attractive risk-adjusted returns can only be generated by committed people operating in a stable environment.

•

Ongoing monitoring: Once selected, the performance of each sub-adviser is regularly reviewed, and new sub-advisers are identified and considered on an on-going basis. In addition, the allocation of the Fund’s assets among sub-advisers, approaches, and styles will be regularly monitored and may be adjusted in response to performance results or changing economic conditions. BAIA reviews a number of quantitative and qualitative factors in connection with the allocation of the Fund’s assets, including, without limitation, macroeconomic scenarios, market sentiment, diversification, strategy capacity, regulatory constraints, and the fees associated with the strategy.

Each sub-adviser selected by BAIA and approved by the Board enters into a sub-advisory agreement with BAIA, pursuant to which each discretionary sub-adviser is delegated responsibility for the day-to-day management of the assets of the Fund and/or of one or more of the wholly-owned subsidiaries of the Fund allocated to the sub-adviser (the “Allocated Portion”). BAIA compensates the sub-advisers out of the management fee it receives from the Fund or one or more of the Fund’s three wholly-owned subsidiaries. Each discretionary sub-adviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of BAIA. BAIA has the responsibility to oversee each sub-adviser, subject to the ultimate oversight of the Board. BAIA oversees each sub-adviser for compliance with the Fund’s investment objective, policies, strategies, and restrictions, and monitors each sub-adviser’s adherence to its investment style.

THE NEW SUB-ADVISORY AGREEMENTS

At a meeting of the Board held on February 25-26, 2026, the Board, including a majority of the Board members who are not interested persons of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved CFM as a new sub-adviser to the Fund and, in connection therewith, also approved a sub-advisory agreement between BAIA and CFM (the “CFM Sub-Advisory Agreement”). The CFM Sub-Advisory Agreement became effective as of March 9, 2026.

At a meeting of the Board held on April 9, 2026, the Board, including a majority of the Independent Trustees, approved Mesarete US as a new sub-adviser to the Fund and, in connection therewith, also approved a new sub-advisory agreement between BAIA and Mesarete UK and Mesarete US, jointly (the “Mesarete Sub-Advisory Agreement” and, together with the CFM Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Mesarete Sub-Advisory Agreement became effective as of April 22, 2026.

Under their respective Sub-Advisory Agreement, subject to the supervision and oversight of BAIA, each of CFM and Mesarete will furnish continuously an investment program for the Fund, determining what investments to purchase, hold, sell, or exchange and what portion of the Fund’s assets to hold uninvested, with respect to its Allocated Portion, in compliance with the Fund’s governing documents, registration statement, investment objective, policies, and restrictions, and applicable law and subject to the oversight of the Board. Each of CFM and Mesarete is responsible for its expenses incurred in connection with managing its Allocated Portion. Each of CFM and Mesarete receives, as compensation for its services, fees from BAIA (not the Fund).

The initial term of the CFM Sub-Advisory Agreement extends until March 9, 2028. The initial term of the Mesarete Sub-Advisory Agreement extends until November 30, 2026. After the initial term, each Sub-Advisory Agreement shall continue in effect for successive periods of no more than twelve (12) months each, only so long as such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of outstanding voting securities of the Fund and (ii) by a majority of the Independent Trustees.

The CFM Sub-Advisory Agreement may be terminated without payment of any penalty, (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to BAIA and CFM; (ii) by CFM upon 60 days’ prior written notice to BAIA and the Fund; (iii) by BAIA upon 61 days’ written notice to CFM; or (iv) by BAIA immediately upon (a) a material breach by CFM of the CFM Sub-Advisory Agreement which is not timely cured pursuant to the terms of the CFM Sub-Advisory Agreement; (b) CFM Keypersons ceasing to be employed by CFM or continuing to oversee CFM’s management of the Allocated Portion, provided that CFM shall be granted the opportunity to replace such CFM Keyperson or present a suitable alternative in each case to the reasonable satisfaction of BAIA prior to such termination; or (c) if formal proceedings are brought against CFM or any CFM officer, director or key portfolio manager (including, without limitation, a CFM Keyperson) in any regulatory, self-regulatory or judicial proceeding for violating the federal securities laws or engaging in criminal conduct. The CFM Sub-Advisory Agreement will terminate automatically and immediately in the event of its assignment or the termination of the Advisory Agreement.

The Mesarete Sub-Advisory Agreement may be terminated without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to BAIA and Mesarete; (ii) by Mesarete upon 60 days’ prior written notice to BAIA and the Fund; or (iii) by BAIA upon 90 days’ written notice to Mesarete. In addition, Mesarete may terminate the Mesarete Sub-Advisory Agreement (i) in accordance with the foregoing sentence with respect to all or a portion of the Allocated Portion and (ii) upon 5 days’ prior written notice if (x) Mesarete determines, in good faith, that it is not possible to comply with the investment guidelines for the Allocated Portion, or (y) if BAIA assumes direct responsibility for any function delegated to the sub-adviser under the Mesarete Sub-Advisory Agreement. The Mesarete Sub-Advisory Agreement may also be terminated, without the payment of any penalty, by BAIA immediately upon (A) a material breach by Mesarete of the Mesarete Sub-Advisory Agreement that is not promptly cured; (B) following the occurrence of an event affecting Hakan Sofuoglu (the “Mesarete Keyman”); or (C) at the discretion of BAIA, if Mesarete, or any officer, director, or key portfolio manager (including, without limitation, the Mesarete Keyman), of Mesarete is charged in any regulatory, self-regulatory, or judicial proceeding of violating the federal securities laws or engaging in criminal conduct or is accused by any regulator or self-regulator in circumstances where the accusation is reasonably likely to have a material adverse economic or reputation effect on the Fund or the sub-adviser’s ability to provide services under the Mesarete Sub-Advisory Agreement. The Mesarete Sub-Advisory Agreement will terminate automatically in the event of its assignment or the termination of the Advisory Agreement.

Each Sub-Advisory Agreement may also terminate if mutually agreed upon by both BAIA and the applicable sub-adviser. Under the exemptive order referenced above, so long as certain conditions are satisfied, each Sub-Advisory Agreement may be amended materially without shareholder approval. However, the exemptive order requires generally that shareholders of the Fund receive notice within 90 days of the hiring of a new sub-adviser and that the Fund provide shareholders with information that is similar to that which would have been included in a proxy statement to shareholders.

Prior to the effective date of the Mesarete Sub-Advisory Agreement, Mesarete UK acted as a sub-adviser to the Fund pursuant to the Mesarete UK Sub-Advisory Agreement using the same investment strategies employed by Mesarete pursuant to the Mesarete Sub-Advisory Agreement. Aside from the Mesarete UK Sub-Advisory Agreement (which was effectively amended and restated by the Mesarete Sub-Advisory Agreement), the Fund’s existing sub-advisers’ sub-advisory agreements, and the services provided pursuant to such agreements, are unchanged as a result of the Board’s approval of each of CFM and Mesarete.

The form of each Sub-Advisory Agreement is attached at Exhibit A.

INFORMATION ABOUT CFM

CFM was founded in 1991 and is located at 23, Rue de l’Université, 75007 Paris, France. As of March 31, 2026, CFM had approximately $23.7 billion in assets under management. The principal controllers of CFM are Jean-Philippe Bouchaud, Philippe Jordan, Laurent Laloux, Marc Potters, and Jacques Saulière.

CFM manages a portion of the Fund’s assets using a multi-strategy strategy, which employs a wide variety of strategies, including equity hedge strategies, event-driven strategies, macro strategies, and relative value strategies, each as described in the Fund’s prospectus, with allocations among such strategies based upon analysis of fundamental, statistical, technical, or other factors. CFM’s trading program may take long and short exposures through a variety of financial instruments including securities, foreign exchange, futures, forwards and other derivatives on bonds, shares, rates, currencies, commodities, credit and indices, as well as derivatives on all the foregoing.

The following table provides information on the principal executive officers and directors of CFM. The business address of each person is c/o Capital Fund Management S.A., 23, Rue de l’Université, 75007 Paris, France.

Name	Title/Responsibilities
Jean-Philippe Bouchaud	Chairman
Laurent Laloux	Chief Product Officer
Jacques Saulière	Chief Executive Officer
Philippe Jordan	Board Member of CFM and President of CFM International
Marc Potters	Chief Investment Officer
Martin Tornqvist	Chief Compliance Officer

INFORMATION ABOUT MESARETE

Founded in 2021, Mesarete oversees approximately $3.0 billion in assets under management as of March 31, 2026. Mesarete’s principal place of business is located at Grafton House, 2-3 Golden Square, London, W1F 9HR, United Kingdom. The principal owners of Mesarete are Hakan Sofuoglu and Robert Newman.

Mesarete manages a portion of the Fund’s assets using a fixed income-sovereign strategy approach, a subset of relative value strategies which focuses on realization of a spread between related instruments in which one or more components of the spread is a sovereign fixed income instrument. These strategies employ an investment process designed to isolate attractive opportunities between a variety of fixed income instruments, typically aiming to realize an attractive spread between multiple sovereign bonds or between a corporate and risk free government bond. Fixed income – sovereign strategies typically employ multiple investment processes including both quantitative and fundamental discretionary approaches. Mesarete’s fixed income-sovereign strategy deploys capital in a long/short credit-focused format.

The following table provides information on the principal executive officers and partners of Mesarete. The business address of each person is c/o Mesarete, Grafton House, 2-3 Golden Square, London W1F 9HR United Kingdom.

Name	Title/Responsibilities
Hakan Sofuoglu	Chief Investment Officer
Robert Newman	Deputy Chief Investment Officer
Andrea French	Chief Operating Officer, Chief Compliance Officer

BOARD CONSIDERATIONS

CFM

At its meeting on February 25-26, 2026, the Board, including a majority of the Independent Trustees, approved the CFM Sub-Advisory Agreement. At the meeting, the Board had discussions with BAIA and reviewed and considered various written materials and oral presentations in connection with CFM’s proposed services, including with respect to the nature, extent, and quality of services, profitability, fees and expenses, investment performance, code of ethics, and compliance program. Additionally, the Board considered the process undertaken during its consideration and approval of the Advisory Agreement between BAIA and the Trust, on behalf of the Fund, and the sub-advisory agreements between BAIA and each of the existing sub-advisers. The Independent Trustees conferred with the Independent Trustees’ independent legal counsel to consider the information provided. Following an analysis and discussion of the factors identified below, the Board, including a majority of the Independent Trustees, approved the CFM Sub-Advisory Agreement.

Nature, Extent, and Quality of Services

The Board discussed and considered: (i) CFM’s personnel, operations, and financial condition; (ii) CFM’s strengths, including its expertise in trading liquid equities, futures, forwards and credit instruments across global developed markets; (iii) the percentage of assets expected to be allocated to CFM; (iv) CFM’s experience and performance as a hedge fund manager, and the extent to which CFM’s proposed strategy for the Fund is expected to overlap with its hedge fund strategy; and (v) the experience and depth of CFM’s portfolio management team managing hedge funds and other products and its ability to manage risk. The Board concluded that the nature, extent, and quality of the sub-advisory services proposed to be provided were appropriate and thus supported a decision to approve the CFM Sub-Advisory Agreement.

Investment Performance

It was noted that, because CFM is a newly proposed sub-adviser, there is no prior performance to consider with respect to the Fund.

Costs of Services and Profitability

In analyzing the cost of services and profitability of CFM, the Board considered (i) CFM’s proposed sub-advisory fee for managing the allocated Fund assets; (ii) the fact that the proposed sub-advisory fee rate for CFM included breakpoints based on the level of allocated assets of the Fund; (iii) CFM’s resources expected to be devoted to the Fund; and (iv) any information provided in response to inquiries regarding the expected profitability to CFM from providing sub-advisory services to the Fund. The Board considered the specific resources that CFM expected to devote to the Fund for investment analysis, risk management, compliance, and order execution, and the extent to which CFM investment process would be scalable. The Board also took into account the entrepreneurial, business, and other risks CFM has undertaken in proposing to serve as an investment sub-adviser to the Fund.

The Board noted that the compensation to be paid to CFM would be paid by BAIA, not the Fund, and, accordingly, that the retention of CFM would not increase the fees or expenses otherwise incurred by shareholders of the Fund. It also noted that the terms of the CFM Sub-Advisory Agreement were the result of separate arm’s-length negotiations between BAIA and CFM. The Board also considered information regarding the impact that retaining CFM as a sub-adviser to the Fund would have on BAIA’s profitability, as well as information about the blended average of all sub-advisory fee rates that BAIA pays the sub-advisers based on allocations of Fund assets among all the sub-advisers. The Board concluded that the level of investment sub-advisory fees was appropriate in light of the services to be provided.

Economies of Scale

The Board considered various financial and economic considerations relating to the arrangement with CFM, including economies of scale and breakpoints in CFM’s proposed sub-advisory fee. The Board noted challenges in identifying and measuring economies of scale, both generally and given the Fund’s multi-manager structure and the different sub-adviser fee levels and fee structures. The Board further noted that it would have the opportunity to periodically re-examine whether the Fund had achieved economies of scale, as well as the appropriateness of sub-advisory fees payable to CFM, with respect to different asset sizes of the portfolio, in the future. The Board also noted that, although not directly related to the sub-advisory fees payable to CFM, certain fund expenses were subject to an expense cap, an undertaking by BAIA intended to limit the Fund’s overall expenses at smaller asset levels, and that the absence or presence of breakpoints in sub-advisory agreements did not directly impact the Fund because BAIA paid the sub-advisers out of the fee it received from the Fund (which did not contain breakpoints).

Other Benefits

The Board considered other potential benefits that CFM may receive from serving as a sub-adviser to the Fund, including soft dollar arrangements, receipt of brokerage and research services, and the opportunity to offer additional products and services to the Fund’s shareholders or to BAIA. The Board noted that CFM would benefit from its proposed relationship with BAIA. The Board concluded that other ancillary or “fall out” benefits derived by each sub-adviser from its relationship or proposed relationship, as applicable, with BAIA or the Fund, to the extent such benefits were identifiable or determinable, were reasonable and fair, resulted from the provision of appropriate services to the Fund and its shareholders, and were consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations

The Board reviewed and considered certain terms and conditions of the CFM Sub-Advisory Agreement. After discussion, the Board concluded that the terms of the CFM Sub-Advisory Agreement were reasonable and fair. It was noted that the Board would have the opportunity to periodically re-examine the terms of the CFM Sub-Advisory Agreement in the future.

Conclusion

The Board, including all of the Independent Trustees, concluded that the fees payable under the CFM Sub-Advisory Agreement were fair and reasonable with respect to the services that CFM would provide to the Fund and in light of the other factors described above that the Board deemed relevant. The Board noted that both BAIA and the Board had determined that CFM’s compliance program was reasonably designed to prevent the violation of the federal securities laws within the meaning of Rule 38a-1 under the 1940 Act, and that CFM’s code of ethics was reasonably designed to prevent “access persons” (as defined in Rule 17j-1 under the 1940 Act) from engaging in any act, practice, or course of business prohibited by Rule 17j-1(b) under the 1940 Act. The Board noted that the compliance policies and procedures and code of ethics for CFM had been considered for approval in the meeting on February 25-26, 2026. The Board based its approval of the CFM Sub-Advisory Agreement on a comprehensive consideration of all relevant information presented to the Board at its meetings throughout the year, as applicable, and not as a result of any single controlling factor. The Board also gave due consideration to the recommendations of BAIA, which recommended approval of the proposed sub-advisory arrangement as in the best interests of the Fund and its shareholders, and BAIA’s belief that the arrangement does not present any conflict of interest from which BAIA or any sub-adviser derives an inappropriate advantage. The Independent Trustees were assisted by the advice of independent legal counsel in approving the CFM Sub-Advisory Agreement.

Mesarete

Mesarete Sub-Advisory Agreement

At its meeting on April 9, 2026, the Board, including a majority of the Independent Trustees, approved the Mesarete Sub-Advisory Agreement. At the meeting, the Board had discussions with BAIA and reviewed and considered various written materials and oral presentations in connection with Mesarete’s proposed services, including with respect to the nature, extent, and quality of services, profitability, fees and expenses, investment performance, code of ethics, and compliance program. Additionally, the Board considered the process undertaken during its consideration and approval of the Advisory Agreement between BAIA and the Trust, on behalf of the Fund, and the sub-advisory agreements between BAIA and each of the existing sub-advisers. The Independent Trustees conferred with the Independent Trustees’ independent legal counsel to consider the information provided. Following an analysis and discussion of the factors identified below, the Board, including a majority of the Independent Trustees, approved the Mesarete Sub-Advisory Agreement.

In particular, the Board considered the presentation and materials prepared in connection with the Board’s evaluation of the Mesarete Sub-Advisory Agreement. The Board also considered the information presented to them in connection with their approval of the continuance of the Mesarete UK Sub-Advisory Agreement at the November 11, 2025 meeting, as further described below. The Board relied on this information and on their deliberations in connection with the approval (including with respect to the nature, extent, and quality of services, investment performance, costs of services and profitability, and economies of scale, “fall-out” benefits, and other benefits and considerations considered at their November 11, 2025 meeting) to a considerable extent, given the similarities between retaining Mesarete UK and Mesarete. The Board noted in particular that, relative to the Mesarete UK Sub-Advisory Agreement, under the proposed Mesarete Sub-Advisory Agreement, there would be no change in the investment strategies provided to the Fund and no changes in the nature and quality of the services provided, the portfolio management team, Mesarete’s resources and capabilities, or the fees that BAIA would pay Mesarete under the Mesarete Sub-Advisory Agreement, and that the Fund would benefit in that movements of Mesarete portfolio managers between the United Kingdom and United States would not disrupt the provision of services to the Fund.

Conclusion

The Board, including all of the Independent Trustees, concluded that the fees payable under the Mesarete Sub-Advisory Agreement were fair and reasonable with respect to the services that Mesarete would provide to the Fund and in light of the other factors described or referred to above that the Board deemed relevant. The Board noted BAIA’s and the Board’s determination that the compliance program of Mesarete was reasonably designed to prevent the violation of the federal securities laws within the meaning of Rule 38a-1 under the 1940 Act, and that Mesarete’s code of ethics was reasonably designed to prevent “access persons” (as defined in Rule 17j-1 under the 1940 Act) from engaging in any act, practice, or course of business prohibited by Rule 17j-1(b) under the 1940 Act. The Board based its approval of the Mesarete Sub-Advisory Agreement on a comprehensive consideration of all relevant information relating to Mesarete UK presented to the Board at its previous meetings throughout the year, including at its November 11, 2025 meeting, and the information relating to Mesarete US and Mesarete presented at the April 9, 2026 meeting, and not on any single controlling factor. The Board also gave due consideration to the recommendation of BAIA, which recommended approval of the proposed sub-advisory arrangement with Mesarete as in the best interest of the Fund and its shareholders, and BAIA’s belief that the arrangement does not present any conflict of interest from which BAIA or any sub-adviser derives an inappropriate advantage. The Independent Trustees were assisted by the advice of their independent counsel in approving the Mesarete Sub-Advisory Agreement.

Mesarete UK Sub-Advisory Agreement

As noted above, in approving the Mesarete Sub-Advisory Agreement, the Board considered, among other factors, the information presented to them in connection with their approval of the continuance of the Mesarete UK Sub-Advisory Agreement at the November 11, 2025 meeting. The continuance of the Mesarete UK Sub-Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, at the November 11, 2025 meeting following an analysis and discussion of the factors identified below.

Nature, Extent, and Quality of Services

The Board discussed and considered: (i) Mesarete UK’s personnel, operations, and financial condition; (ii) Mesarete UK’s strengths, including its liquid, high turnover, emerging market sovereign bond trading strategy and opportunistic strategy; (iii) the percentage of assets allocated to Mesarete UK; (iv) the investment return on the assets managed by Mesarete UK and related investment risks; (v) Mesarete UK’s experience and performance as a hedge fund manager, and the extent to which Mesarete UK’s strategies for the Fund overlapped with its hedge fund strategy; (vi) Mesarete UK’s experience and performance as a sub-adviser to the Fund since August 2021; and (vii) the experience and depth of Mesarete UK’s portfolio management team managing hedge funds and other products and its ability to manage risk. The Board concluded that the nature, extent, and quality of the sub-advisory services provided were appropriate and thus supported a decision to approve the continuance of the Mesarete UK Sub-Advisory Agreement.

Investment Performance

The Board received and considered information about the 2024, year-to-date (through August 2025 or September 2025, as applicable), and inception-to-date (through August 2025 or September 2025, as applicable) investment returns of the Fund assets managed by Mesarete UK (net of trading expenses and sub-advisory fees but gross of investment management fees and fund operating expenses), all as compared to the investment returns of (i) the Secured Overnight Financing Rate (“SOFR”) +3%, (ii) the HFRI Credit Index (the “HFRIMTI”), and (iii) a comparable Mesarete UK hedge fund strategy (the “Mesarete UK Hedge Fund Strategy” and, collectively with SOFR +3% and the HFRIMTI, the “Mesarete UK Indices”). In addition, the Board considered information about inception-to-date performance risk measurements of the Fund assets managed by Mesarete UK and the Mesarete UK Indices, such as annualized return, standard deviation, Sharpe ratio, and maximum drawdown.

The Board noted that each of the 2024 and year-to-date investment returns of the Fund assets managed by the long/short Mesarete strategy were greater than the corresponding returns of each of SOFR +3% and the HFRIMTI, but less than the corresponding returns of the Mesarete UK Hedge Fund Strategy. The Board further noted that the inception-to-date investment return of the Fund assets managed by the long/short Mesarete UK strategy was greater than the corresponding return of the HFRIMTI but less than that of the SOFR +3% and the Mesarete Hedge Fund Strategy.

On the basis of the Board’s assessment, while recognizing that there can be no assurance of any particular investment outcome, the Board concluded that the investment performance generated by Mesarete UK was generally satisfactory and that Mesarete UK was capable of providing reasonable investment performance to the Fund.

Costs of Services and Profitability

In analyzing the cost of services and profitability of Mesarete UK, the Board considered (i) Mesarete UK’s sub-advisory fee for managing the allocated Fund assets, including the fulcrum fee structure for Mesarete UK; (ii) the fact that the sub-advisory fee rate for Mesarete UK did not include breakpoints; (iii) Mesarete UK’s resources devoted to the Fund; and (iv) any information provided in response to inquiries regarding the profitability to Mesarete UK from providing sub-advisory services to the Fund. The Board considered the specific resources that Mesarete UK devoted to the Fund for investment analysis, risk management, compliance, and order execution, and the extent to which Mesarete UK’s investment process is scalable. The Board also took into account the entrepreneurial, business, and other risks Mesarete UK has undertaken in serving as an investment sub-adviser to the Fund.

The Board noted that the compensation paid to Mesarete UK was paid by BAIA, not the Fund, and, accordingly, that the continued retention of Mesarete UK would not increase the fees or expenses otherwise incurred by shareholders of the Fund. It also noted that the terms of the Mesarete UK Sub-Advisory Agreement were the result of separate arm’s-length negotiations between BAIA and Mesarete UK. The Board also considered information regarding the impact that retaining Mesarete UK as a sub-adviser to the Fund has on BAIA’s profitability, as well as information about the blended average of all sub-advisory fee rates that BAIA pays the sub-advisers based on allocations of Fund assets among all the sub-advisers. The Board concluded that the level of investment sub-advisory fees was appropriate in light of the services to be provided.

Economies of Scale

The Board considered various financial and economic considerations relating to the arrangement with Mesarete UK. The Board noted challenges in identifying and measuring economies of scale, both generally and given the Fund’s multi-manager structure and the different sub-adviser fee levels and fee structures. The Board noted that breakpoints based on the level of allocated assets of the Fund were not currently in place for Mesarete UK. The Board further noted that it would have the opportunity to periodically re-examine whether the Fund had achieved economies of scale, as well as the appropriateness of sub-advisory fees payable to Mesarete UK, with respect to different asset sizes of the portfolio, in the future. The Board also noted that, although not directly related to the sub-advisory fees payable to Mesarete UK, certain fund expenses were subject to an expense cap, an undertaking by BAIA intended to limit the Fund’s overall expenses at smaller asset levels, and that the absence or presence of breakpoints in sub-advisory agreements did not directly impact the Fund because BAIA paid the sub-advisers out of the fee it received from the Fund (which did not contain breakpoints).

Other Benefits

The Board considered other potential benefits that Mesarete UK may receive from serving as a sub-adviser to the Fund, including soft dollar arrangements, receipt of brokerage and research services, and the opportunity to offer additional products and services to Fund shareholders or to BAIA. The Board noted that Mesarete UK benefited from its relationship with BAIA. The Board concluded that other ancillary or “fall out” benefits derived by Mesarete UK from its relationship with BAIA or the Fund, to the extent such benefits were identifiable or determinable, were reasonable and fair, resulted from the provision of appropriate services to the Fund and its shareholders, and were consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations

The Board reviewed and considered certain terms and conditions of the Mesarete UK Sub-Advisory Agreement. After discussion, the Board concluded that the terms of the Mesarete UK Sub-Advisory Agreement were reasonable and fair. It was noted that the Board would have the opportunity to periodically re-examine the terms of the Mesarete UK Sub-Advisory Agreement in the future.

Conclusion

The Board, including all of the Independent Trustees, concluded that the fees payable under the Mesarete UK Sub-Advisory Agreement were fair and reasonable with respect to the services that Mesarete UK would provide to the Fund and in light of the other factors described above that the Board deemed relevant. The Board noted that both BAIA and the Board had previously determined that Mesarete UK’s compliance program was reasonably designed to prevent the violation of the federal securities laws within the meaning of Rule 38a-1 under the 1940 Act, and that Mesarete UK’s code of ethics was reasonably designed to prevent “access persons” (as defined in Rule 17j-1 under the 1940 Act) from engaging in any act, practice, or course of business prohibited by Rule 17j-1(b) under the 1940 Act. The Board based its approval of the continuance of the Mesarete UK Sub-Advisory Agreement on a comprehensive consideration of all relevant information presented to the Board at its meetings throughout the year, as applicable, and not as a result of any single controlling factor. The Board also gave due consideration to the recommendations of BAIA, which recommended approval of the continuance of the Mesarete UK Sub-Advisory Agreement as in the best interests of the Fund and its shareholders, and BAIA’s belief that the arrangements do not present any conflict of interest from which BAIA or any sub-adviser derives an inappropriate advantage. The Independent Trustees were assisted by the advice of independent legal counsel in approving the continuance of the Mesarete UK Sub-Advisory Agreement.

ADDITIONAL INFORMATION ABOUT THE FUND

BAIA is the Fund’s investment adviser. BAIA, a registered investment adviser located at 345 Park Avenue, New York, NY 10154, together with its affiliates in Blackstone Multi-Asset Investing, has approximately $101 billion in assets under management as of March 31, 2026. BAIA is an indirect wholly-owned subsidiary of Blackstone, a publicly traded corporation that has shares that trade on the New York Stock Exchange under the symbol “BX.”

BAIA compensates the sub-advisers out of the management fees it receives from the Fund. During the fiscal year ended March 31, 2026, the Fund paid BAIA $71,532,314 in management fees, which amounted to 1.90% of the Fund’s average net assets as of March 31, 2026. From this amount, BAIA paid $47,458,855 in sub-advisory fees to non-affiliated sub-advisers with respect to the Fund, which amounted to 1.26% of the Fund’s average net assets as of March 31, 2026. BAIA also paid $2,827,656 in sub-advisory fees to affiliates of Blackstone, with respect to the Fund, which amounted to 0.08% of the Fund’s average net assets as of March 31, 2026.

Pursuant to an administration agreement with the Trust, State Street Bank and Trust Company (“State Street”), located at One Congress Street, Suite 1, Boston, MA 02114, serves as the administrator of the Fund. Pursuant to a transfer agency and service agreement with the Trust, State Street also serves as transfer agent of the Fund.

Blackstone Securities Partners L.P., located at 345 Park Avenue, New York, NY 10154, serves as the principal underwriter and exclusive agent for distribution of the Fund’s shares pursuant to a distribution agreement. As of March 31, 2026, the Fund did not pay any brokerage commissions to affiliated brokers.

FINANCIAL INFORMATION

You can obtain a free copy of the Fund’s annual and semi-annual reports, when available, by writing to the Fund, c/o BAIA, 345 Park Avenue, New York, NY 10154, or by calling 1-212-583-5000.

BENEFICIAL OWNERSHIP OF THE FUND

As of April 30, 2026, the following entities owned beneficially or of record 5% or more of the Class I shares of the Fund:

•	Morgan Stanley Smith Barney, LLC, located at 2000 Westchester Avenue, Purchase, NY 10577, held of record approximately 46% of the outstanding shares of Class I.

•	Merrill Lynch, Pierce, Fenner & Smith Incorporated, located at One Bryant Park, New York, NY 10036, held of record approximately 18% of the outstanding shares of Class I.

•	Charles Schwab & Co., Inc., located at 3000 Schwab Way, Westlake, TX 76262, held of record approximately 10% of the outstanding shares of Class I.

•	Pershing LLC, located at One Pershing Plaza, Jersey City, NJ 07399, held of record approximately 7% of the outstanding shares of Class I.

As of April 30, 2026, the following entities owned beneficially or of record 5% or more of the Class D shares of the Fund:

•	Charles Schwab & Co., Inc., located at 3000 Schwab Way, Westlake, TX 76262, held of record approximately 32% of the outstanding shares of Class D.

•	Merrill Lynch, Pierce, Fenner & Smith Incorporated, located at One Bryant Park, New York, NY 10036, held of record approximately 31% of the outstanding shares of Class D.

•	National Financial Services LLC, located at 245 Summer Street, Boston, MA 02210, held of record approximately 16% of the outstanding shares of Class D.

•	Pershing LLC, located at One Pershing Plaza, Jersey City, NJ 07399, held of record approximately 7% of the outstanding shares of Class D.

•	UBS Financial Services Inc., located at 1200 Harbor Boulevard, Weehawken, NJ 07086, held of record approximately 6% of the outstanding shares of Class D.

As of April 30, 2026, the following entities owned beneficially or of record 5% or more of the Class Y shares of the Fund:

•	J.P. Morgan Securities LLC, located at 270 Park Avenue, New York, NY 10017, held of record approximately 69% of the outstanding shares of Class Y.

•	National Financial Services LLC, located at 245 Summer Street, Boston, MA 02210, held of record approximately 11% of the outstanding shares of Class Y.

•	Merrill Lynch, Pierce, Fenner & Smith Incorporated, located at One Bryant Park, New York, NY 10036, held of record approximately 10% of the outstanding shares of Class Y.

Any shareholder that beneficially owns more than 25% of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As of April 30, 2026, no shareholder beneficially held 25% of the outstanding shares of the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring approval of the shareholders of the Fund.

The Trustees and officers, as a group, owned less than 1% of the Fund’s shares as of April 30, 2026.

Exhibit A

Blackstone Alternative Multi-Strategy Fund

INVESTMENT SUB-ADVISORY AGREEMENT

This investment sub-advisory agreement (the “Agreement”) is effective as of March 9, 2026, between Blackstone Alternative Investment Advisors LLC, a Delaware limited liability company (the “Adviser”), and Capital Fund Management, S.A., a French Société Anonyme (the “Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Blackstone Alternative Investment Funds, a Massachusetts business trust (the “Trust”), on behalf of its series, Blackstone Alternative Multi-Strategy Fund (the “Fund”), relating to the provision of portfolio management services to the Fund; and

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisory Agreement provides that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-investment advisers; and

WHEREAS, in selecting sub-investment advisers and entering into and amending sub-advisory agreements, the Adviser and the Trust may rely upon an exemptive order obtained from the Securities and Exchange Commission (“SEC”), provided that the Adviser and the Trust comply with the terms and conditions set forth therein; and

WHEREAS, the Adviser and the Board of Trustees (the “Board”) of the Trust desire to retain the Sub-Adviser to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the receipt and adequacy of which are hereby acknowledged, the Adviser and the Sub-Adviser agree as follows:

1.	Appointment.

a.

Role of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for the Fund, subject to the oversight and direction of the Adviser and the Board, for so long as this Agreement remains in effect. Without limiting the generality of the previous statement, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Fund allocated to it in accordance with such investment strategies and within such limitations as the Adviser and the Sub-Adviser shall agree from time to time (collectively the “Strategy”). The Sub-Adviser acknowledges and agrees that the various investment advisory and other services as set forth herein to be performed by the Sub-Adviser will apply to the portion of the Fund’s assets that the Adviser or the Board shall from time to time designate, which may consist of all or a portion of the Fund’s assets (the “Allocated Portion”). The Sub-Adviser may provide the various investment advisory and other services with respect to the Allocated Portion to the Fund and/or a wholly-owned subsidiary of the Fund: Blackstone Alternative Multi-Strategy Sub Fund II Ltd., Blackstone Alternative Multi-Strategy Sub Fund III LLC, and/or Blackstone Alternative Multi-Strategy Sub Fund IV LLC (the “Subsidiaries”). References to the “Fund” in this Agreement shall be construed to include or refer to the Subsidiaries, as the context requires. The Sub-Adviser hereby accepts such appointment and agrees during such period, subject to the oversight of the Board and the Adviser, to render the services and to assume the obligations herein set forth for the compensation stated in Section 5 hereof. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser, the Trust, or the Fund in any way.

b.

Limitations of Sub-Adviser’s Responsibility. Except as expressly set forth in this Agreement, the Sub-Adviser shall not be responsible for aspects of the Fund’s investment program other than the management of the Allocated Portion in accordance with the Strategy.

c.

Sub-Advisory Arrangement Not Exclusive for Fund and Sub-Adviser. It is acknowledged and agreed that the Adviser may appoint from time to time other sub-advisers in addition to the Sub-Adviser to manage the assets of the Fund that do not constitute the Allocated Portion and nothing in this Agreement shall be construed or interpreted to grant the Sub-Adviser an exclusive arrangement to act as the sole sub-adviser to the Fund. It is further acknowledged and agreed that the Adviser makes no commitment to designate any portion of the Fund’s assets to the Sub-Adviser as the Allocated Portion. The Adviser also recognizes that the Sub-Adviser may be or become associated with other investment entities and engage in investment management for others. Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to require the Sub-Adviser to devote any minimum amount of time or attention to the management of the Allocated Portion. Except as otherwise expressly provided herein, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser to engage in, or to devote time and attention to the management of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. The Sub-Adviser may on occasion give advice or take action with respect to other investment entities that it manages that differs from the advice given with respect to the Allocated Portion.

2.	Sub-Adviser Duties.

The Sub-Adviser is hereby granted (subject to the limitations expressed) the following authority and undertakes to provide the following services and to assume the following obligations:

a.

Supervision; Adviser Retains Certain Authority. In furnishing the services hereunder, the Sub-Adviser will be subject to the supervision of the Adviser and the Board. Subject to notice to the Sub-Adviser, the Adviser retains complete authority, to the extent permitted under the Advisory Agreement, to immediately assume direct responsibility for any function delegated to the Sub-Adviser under this Agreement.

b.

Continuous Investment Program. The Sub-Adviser shall formulate and implement a continuous investment program for the Allocated Portion in accordance with the Strategy, including determining what portion of such assets will be invested or held uninvested in cash or cash equivalents. Without limiting the generality of the foregoing, the Sub-Adviser is authorized to: (i) make investment and trading decisions for the Fund in respect of the Allocated Portion, including decisions for the investment and reinvestment of the assets (including cash and cash-equivalent assets) held in the Allocated Portion (which, for the avoidance of doubt, may differ from the notional value of the assets); (ii) place purchase and sale orders for portfolio transactions in respect of the Allocated Portion; (iii) use financial derivative instruments and any of the efficient portfolio management techniques and instruments as may in the reasonable opinion of the Sub-Adviser be necessary in order to implement the Strategy; and (iv) subject to Section 2(d) below, execute account documentation, agreements, contracts, and other documents as may be requested by brokers, dealers, counterparties, and other persons in connection with the Sub-Adviser’s management of the Allocated Portion (in such respect, and only for this limited purpose, the Sub-Adviser will, as necessary to effect such documentation, agreements, contracts and other documents, act as the Adviser’s and the Fund’s agent and attorney-in-fact). The Sub-Adviser, in general, will take such action as is appropriate to manage the Allocated Portion effectively.

c.	Management in Accordance with Fund Governing Documents and Procedures. The Sub-Adviser will manage the Allocated Portion subject to and in accordance with:

i.	the Strategy;

ii.

the policies and restrictions of the Fund set forth in the Fund’s Agreement and Declaration of Trust, as amended, By-Laws and the Fund’s registration statement (as from time to time amended, supplemented, and in effect, the “Registration Statement”) (collectively, the “Governing Documents”);

iii.

the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and the rules and regulations thereunder and the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder applicable to qualification as a “regulated investment company”;

iv.	any service level agreement that may be agreed between the parties from time to time; and

v.

any written instructions which the Adviser or the Board may issue to the Sub-Adviser from time to time, provided that the Sub-Adviser shall not be under any liability on account of anything done or not done by the Sub-Adviser in good faith in accordance with or in pursuance of any written instructions issued by the Adviser or the Board. The Parties shall discuss in good faith in case of technical or market constraints that may impede the Sub-Adviser to implement any written instruction within the timeframe requested by the Adviser or the Board.

d.

The Sub-Adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Board or the Adviser with respect to the Fund as from time to time in effect and communicated in writing to the Sub-Adviser (the “Procedures”). The Adviser has provided to the Sub-Adviser copies of all current Governing Documents and current Procedures and shall provide to the Sub-Adviser any amendments or supplements thereto. The Adviser will endeavor to provide reasonable notice to the Sub-Adviser of any changes to the Governing Documents or the Procedures that may have a material impact on the Strategy or the services provided by the Sub-Adviser hereunder. The Adviser shall promptly furnish the Sub-Adviser with such additional information as may be reasonably necessary for or reasonably requested by the Sub-Adviser to perform its responsibilities pursuant to this Agreement.

e.

Fund Counterparties. The Sub-Adviser will utilize counterparties, contractors, and/or clearing members for prime brokerage, futures execution and clearing, listed and OTC options and swap services, ISDA services, forward and spot transactions, and other transactions in financial and commodity derivatives and commodity instruments and contracts under agreements set up by, and in the name of, the Adviser or the Fund. The Sub-Adviser will provide reasonable assistance to the Adviser in negotiating trading terms and other arrangements with counterparties and/or clearing members upon reasonable request. In effecting transactions for the Allocated Portion, the Sub-Adviser will utilize broker-dealers, commodity exchanges and swap execution facilities, if applicable, for trade execution selected by the Sub-Adviser, and accounts set up by the Sub-Adviser with such broker-dealers, commodity exchanges and swap execution facilities. Except as otherwise noted herein, the Adviser will be solely responsible for managing any collateral and margin requirements associated with investments made for the Allocated Portion (where applicable) as well as managing any uninvested cash or cash equivalent assets of the Allocated Portion, including providing instructions to the custodian for the Fund (the “Custodian”) and will perform in-house reconciliation procedures on such accounts.

f.

Reports. The Sub-Adviser shall render such reports to the Board and the Adviser as they may reasonably request concerning the investment activities of the Sub-Adviser with respect to the Fund. On each business day, the Sub-Adviser shall provide reports (to which the Adviser will have access) to the Fund’s administrator (the “Administrator”) regarding (i) the securities or other instruments, including, without limitation, held in the Allocated Portion; and (ii) the securities or other instruments purchased and sold for the Allocated Portion by the Sub-Adviser on such business day. The Sub-Adviser also shall provide such additional information to the Adviser or the Administrator regarding the Sub-Adviser’s implementation of the Strategy as the Adviser or Administrator may reasonably request in such format as the Adviser or Administrator may request.

g.

Proxy Voting. The parties hereby agree that the Sub-Adviser shall, to the extent applicable, assume responsibility for voting proxies and making all other voting and consent determinations with respect to the issuers of securities and other instruments held in the Allocated Portion in accordance with the Sub-Adviser’s then-existing proxy voting policies and procedures (a copy of which has been provided by the Sub-Adviser to the Adviser); provided that the Sub-Adviser’s proxy voting policies and procedures for the Allocated Portion are not inconsistent with the proxy voting policies and procedures adopted by the Fund and provided to the Sub-Adviser from time to time. The Sub-Adviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement of the Trust. To the extent that the Sub-Adviser votes proxies for the Fund, the Sub-Adviser shall report to the Adviser in a timely manner a record of all proxies voted, in such form and format that permits the Fund to comply with the requirements of Form N-PX with respect to the Allocated Portion. During any annual period in which the Sub-Adviser has voted proxies for the Fund, the Sub-Adviser shall, as may reasonably be requested by the Adviser, certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.

h.

Filing Claims. The parties hereby agree that the Sub-Adviser shall not be responsible for the filing of claims (or otherwise causing the Fund to participate) in class action litigation, settlements, bankruptcy proceedings, or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Allocated Portion. Notwithstanding the foregoing, at the Sub-Adviser’s reasonable request, Sub-Adviser may assume responsibility for the filing of claims (or otherwise causing the Fund to participate) in class action litigation, settlements, bankruptcy proceedings, or similar proceedings related to securities currently or previously associated with the Allocated Portion.

i.

Sub-Adviser’s Management and Monitoring of the Allocated Portion. The Sub-Adviser shall be responsible for daily monitoring of the investment activities and portfolio holdings associated with the Allocated Portion according to a monitoring system that is reasonably designed to ensure compliance with the Strategy, relevant Governing Documents and Procedures, and applicable law. The Adviser or the Trust on behalf of the Fund, as applicable, shall timely provide to the Sub-Adviser all information and documentation that the parties mutually agree are necessary or appropriate for the Sub-Adviser to fulfill its obligations under this Agreement. The Sub-Adviser shall act on any reasonable instructions of the Adviser with respect to the investment activities used to manage the Allocated Portion to ensure the Fund’s compliance with the Governing Documents, Procedures, and applicable law.

j.

Daily Transmission of Information to Custodian. In connection with any purchase and sale of securities or other instruments for the Allocated Portion, the Sub-Adviser will arrange for the transmission to the Custodian on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify the securities or other instruments to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the Custodian to perform its custodial, administrative, and recordkeeping responsibilities with respect to the Fund. Copies of such confirmations, trade tickets, and other documents and information shall be provided concurrently to the Administrator. With respect to securities or other instruments to be settled through the Fund’s Custodian, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Custodian. The parties acknowledge that the Sub-Adviser is not a custodian of the Fund’s assets and will not take possession or custody of such assets.

k.

Assistance with Valuation. The Sub-Adviser will provide reasonable assistance to the Adviser, the Custodian, the Administrator or another similar party designated by the Adviser in assessing the fair value of securities or other instruments or positions held in the Allocated Portion for which market quotations are not readily available or for which the Adviser or the Board has otherwise determined to fair value such portfolio holdings.

l.

Provision of Information and Certifications. The Sub-Adviser shall timely provide to the Adviser and the Trust, on behalf of the Fund, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Sub-Adviser and to comply with the requirements of the Governing Documents, the Procedures, and any applicable law, including, without limitation, (i) information and commentary relating to the Sub-Adviser or the Allocated Portion for the Fund’s annual and semi-annual reports, in a format reasonably approved by the Adviser, together with certifications related to the Sub-Adviser’s management of the Allocated Portion in order to support the Fund’s filings on Form N-CSR, Form N-PORT and other applicable forms, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the 1940 Act, thereon; (ii) within 10 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Sub-Adviser and the Sub-Adviser’s management of the Allocated Portion (including, without limitation, compliance with the Procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Sub-Adviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the design and operation of the Sub-Adviser’s compliance program, in a format reasonably requested by the Adviser.

m.

Code of Ethics. The Sub-Adviser will maintain a written code of ethics (the “Code of Ethics”) that complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Adviser and the Fund, and will institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1) from violating its Code of Ethics. The Sub-Adviser will follow such Code of Ethics in performing its services under this Agreement. The Sub-Adviser also will certify quarterly to the Trust on behalf of the Fund and the Adviser that it and its “Advisory Persons” (as defined in Rule 17j-1) have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Sub-Adviser has done to seek to ensure such compliance in the future. Annually, the Sub-Adviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1, concerning the Code of Ethics and its compliance program, respectively, to the Trust and the Adviser. The Sub-Adviser shall notify the Adviser promptly upon becoming aware of any material violation of the Code of Ethics involving the Fund. Upon request of the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser with respect to violations of the Code of Ethics directly affecting the Fund, the Sub-Adviser will permit representatives of the Trust or the Adviser to examine reports (or summaries of the reports) required to be made by Rule 17j-1 relating to enforcement of the Code of Ethics. The Sub-Adviser will provide such additional information regarding violations of the Code of Ethics as the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Fund from a violation of the Code of Ethics, but reserving the right to assert all applicable legal privileges, provided that such assertion does not conflict with the Fund’s or the Board’s compliance with applicable law or any confidentiality obligations. Further, the Sub-Adviser represents and warrants that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Sub-Adviser and its employees.

n.

Sub-Adviser Review of Materials. Upon the Adviser’s request, the Sub-Adviser shall review and comment upon selected portions relating to the Sub-Adviser and/or the Strategy (including the Allocated Portion) of the Registration Statement, other offering documents and ancillary sales and marketing materials prepared by the Adviser for the Fund (with respect to the Sub-Adviser’s provision of the services under this Agreement or the Strategy or performance with respect to the Allocated Portion), and participate, at the reasonable request of the Adviser, in educational meetings with placement agents and other intermediaries about portfolio management and investment-related matters of the Fund. The Sub-Adviser will promptly inform the Fund and the Adviser upon becoming aware that any information in the Registration Statement relating to the Sub-Adviser or the Strategy is (or will become) inaccurate or incomplete.

o.

Regulatory Communications and Notices. The Sub-Adviser shall promptly notify the Adviser regarding any inspections, notices or inquiries from any governmental, administrative or self-regulatory agency, including without limitation, any deficiency letter, responses to deficiency letters or similar communications or actions (i) relating to the Sub-Adviser’s management of the Allocated Portion or that otherwise relate to the Fund or (ii) that involve matters that could reasonably be viewed as material to the Sub-Adviser’s ability to provide services to the Fund. To the extent that such inspections, notices, or inquiries relate to the Fund, the Sub-Adviser shall promptly make available such documents to the Adviser unless, in the opinion of the Sub-Adviser’s counsel, the Sub-Adviser would be legally prohibited from doing so. Notwithstanding the foregoing, the Sub-Adviser shall not be required to provide the Adviser notice of any routine exams or sweep exams conducted by any governmental, administrative or self-regulatory agency unless such exams (i) relate to the Sub-Adviser’s management of the Allocated Portion or that otherwise relate to the Fund or (ii) that involve matters that could reasonably be viewed as material to the Sub-Adviser’s ability to provide services to the Fund.

p.

Notice of Material Actions / Change in Control. The Sub-Adviser will keep the Trust and the Adviser informed of developments of which the Sub-Adviser has, or should have, knowledge that would materially affect the Fund. The Sub-Adviser will promptly notify the Adviser in writing of the occurrence of any of the following events (i) it is served or otherwise receives notice of, or is threatened with, any material action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, governmental, administrative or self-regulatory agency, or public board or body, (A) involving the affairs of the Fund or (B) that may reasonably be expected to materially affect the investment management business of the Sub-Adviser and (ii) any change in actual control or management of the Sub-Adviser within the meaning of Rules 2a-6 and 202(a)(1)-1 under the 1940 Act and the Adviser Act, respectively.

3.	Broker-Dealer Selection.

To the extent provided in the Registration Statement, and in accordance with applicable law and applicable policies and procedures of the Sub-Adviser, as approved by the Board (the “Sub-Adviser Procedures”), the Sub-Adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions for the Allocated Portion, when applicable, with or through such brokers, dealers or other financial institutions described in Section 2(e) hereof. The Sub-Adviser shall use its reasonable best efforts to obtain the best execution and efficient execution on all portfolio transactions executed in respect of the Allocated Portion. The Sub-Adviser may, to the extent permissible by Section 28(e) of the Securities Exchange Act of 1934, and consistent with applicable Sub-Adviser Procedures, consider, among other things, the financial responsibility, research and investment information, and other services provided by broker-dealers who may effect or be a party to any such transaction or to other transactions to which other clients of the Sub-Adviser may be a party.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, in accordance with applicable law and any relevant Sub-Adviser Procedures, aggregate the securities to be so purchased or sold with other orders for other clients of the Sub-Adviser in order to obtain best execution. In such event, allocation of the securities so purchased or sold, as well as of the fees and expenses incurred in the transaction, will be made by the Sub-Adviser consistent with the Sub-Adviser Procedures and in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

On an ongoing basis, at such times as the Adviser or the Board shall request, the Sub-Adviser will provide a written report to the Adviser and the Board, in a form reasonably agreed between the Sub-Adviser and the Adviser, summarizing (i) the brokerage details with respect to transactions executed by the Sub-Adviser for the Allocated Portion and (ii) the “soft dollar” arrangements that the Sub-Adviser maintains with brokers or dealers that execute transactions for the Allocated Portion, and of all research and other services provided to the Sub-Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Fund transactions for the Allocated Portion to the broker or dealer.

4.	Books and Records; Periodic Reports.

a.

Maintenance Requirements. The Sub-Adviser shall maintain such books and records with respect to the Allocated Portion as are required by law, including, without limitation, the 1940 Act (including, without limitation, the investment records and ledgers required by Rule 31a-1) and the Advisers Act, and the rules and regulations thereunder (the “Fund’s Books and Records”). The Sub-Adviser agrees that the Fund’s Books and Records are the Fund’s property and further agrees to surrender promptly to the Trust or the Adviser the Fund’s Books and Records upon the request of the Board or the Adviser; provided, however, that the Sub-Adviser may retain copies of the Fund’s Books and Records at its own cost. The Sub-Adviser shall make the Fund’s Books and Records available for inspection and use by the SEC and other regulatory authorities having authority over the Fund, the Trust, the Adviser, or any person retained by the Board at all reasonable times as requested by the Adviser or the Board. Where applicable, the Fund’s Books and Records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act and applicable Commodity Futures Trading Commission (“CFTC”) regulations. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Trust or the Adviser. The Adviser and Fund’s Chief Compliance Officer shall, upon reasonable notice, be provided with access to the Sub-Adviser’s documentation and records relating to the Fund and copies of such documentation and records.

b.

Periodic Reports. The Sub-Adviser shall (i) render to the Board such periodic and special reports as the Board or the Adviser may reasonably request; and (ii) meet with any persons at the reasonable request of the Adviser or the Board for the purpose of reviewing the Sub-Adviser’s performance under this Agreement upon reasonable advance notice.

5.	Compensation of the Sub-Adviser.

The Adviser will pay the Sub-Adviser for its services with respect to the Fund the compensation specified in Appendix A to this Agreement.

6.	Allocation of Charges and Expenses.

The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement, including, without limitation, the Sub-Adviser’s operating and overhead expenses attributable to its duties hereunder. It is understood that, pursuant to the Advisory Agreement, the Fund will pay all expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Advisory Agreement, which such expenses payable by the Fund shall include, without limitation, those set forth in Section 4 of the Advisory Agreement.

7.	Standard of Care; Breach.

a.

Standard of Care. The Sub-Adviser will exercise its best judgment and will act in good faith and use reasonable care and act in a manner consistent with applicable federal and state laws and regulations in rendering the services it has agreed to provide under this Agreement.

b.

Notification, Curing Breach. The Sub-Adviser will notify the Adviser as soon as reasonably practicable upon detection of any breach by the Sub-Adviser of the 1940 Act, the Governing Documents, the Procedures, the Strategy, or this Agreement.

The Sub-Adviser shall use its reasonable best efforts to cooperate with the Adviser in curing any regulatory or compliance breaches or breaches of this Agreement as promptly as reasonably possible.

8.	Use of Names and Track Record.

a.

Adviser’s and Fund’s Use of Sub-Adviser Name. For so long as the Fund remains in existence, the Adviser and the Fund shall have a royalty-free license to use the name of the Sub-Adviser, including any short-form of such name, or any combination or derivation thereof, for the purpose of identifying the Sub-Adviser as a sub-adviser to the Fund. The Sub-Adviser acknowledges and agrees that the Adviser, the Fund and the Fund’s selling agents will use such names in marketing the Fund to current and prospective investors. The Adviser and the Fund shall cease to use the name of the Sub-Adviser in any newly printed materials (except as may, in the sole discretion of the Adviser, be reasonably necessary to comply with applicable law) promptly upon termination of this Agreement with respect to the Fund. During the term of this Agreement, the Sub-Adviser shall have the right, upon reasonable request and at its own expense, to review in advance all sales and other marketing materials utilizing the name of the Sub-Adviser and any combination or derivation thereof, provided, however, that if the Sub-Adviser fails to comment in writing (including via e-mail) by the end of the fifth business day after delivery of such materials, the Sub-Adviser will be deemed to have granted consent on the end of the fifth business day following delivery of such materials to the Sub-Adviser for approval.

b.

Restrictions on Use of Adviser’s Name. The Sub-Adviser shall not use the name of the Trust, the Fund, the Adviser, “Blackstone Alternative Asset Management L.P.” or “Blackstone” (or any combination or derivation thereof) in any material relating to the Sub-Adviser in any manner, including, without limitation, naming any such party in a litigation, arbitration or other adversarial proceeding, or naming any such party in a U.S. or non-U.S. regulatory filing, unless approved in advance in writing by the Adviser. Each of the Adviser and the Sub-Adviser represents and warrants that it will not make, or cause or allow any of its affiliates to make, any oral or written statement to any third party that disparages, defames, or reflects adversely upon the Trust, the Fund, the Adviser or the Sub-Adviser, as applicable. For the avoidance of doubt, nothing in this Agreement shall restrict the Adviser, its affiliates, the Trust, or the Fund from making factual statements in required disclosures (including shareholder report discussions or Fund performance), in reports to the Trust’s Board of Trustees, or in response to regulatory inquiries.

c.

Sub-Adviser’s Use of Track-Record. The Sub-Adviser may use performance data it generates in connection with the Fund, provided that the Fund is not specifically identified by name without approval in writing by the Adviser.

9.	Liability and Indemnification.

a.

Absent (i) the Sub-Adviser’s material breach of this Agreement, (ii) the willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Sub-Adviser, or its officers, directors, partners, agents, employees, and controlling persons or (iii) a breach of the obligations of the Sub-Adviser with respect to a “Trade Error” or “Compliance Error” (as defined in the Procedures, as the same may be amended from time to time) (the foregoing referred to herein as “Disabling Conduct”), the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any position. Prior to effecting any material change to the definitions in the Procedures of Trade Error or Compliance Error, the Adviser agrees to provide written notice to the Sub-Adviser at least 35 days prior to the material change becoming effective with respect to the Allocated Portion unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order. It is acknowledged and agreed that any Trade Error or Compliance Error that results in a gain to the Fund shall inure to the benefit of the Fund.

b.

The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Fund’s liability set forth in its Agreement and Declaration of Trust, as amended. The Sub-Adviser agrees that any of the Fund’s obligations shall be limited to the assets of the Fund and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund, any other series of the Trust, the Investment Manager, or any Trustee, officer, employee, or agent of the Fund.

c.

The Sub-Adviser shall indemnify the Fund and the Adviser and each of their respective trustees, members, officers, employees, and shareholders, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act, against, and hold them harmless from, any and all losses, claims, damages, liabilities, costs, and expenses (including, without limitation, reasonable attorneys’ and accountants’ fees and disbursements) (collectively, “Losses”) asserted by any third party in so far as such Losses (or actions with respect thereto) arise out of or are based upon any Disabling Conduct. For the avoidance of doubt, it is acknowledged and agreed that the indemnity in this Section 9(c) shall not operate to limit in any way the obligations of the Sub-Adviser to the Adviser, the Fund, or the Trust (on behalf of the Fund) set forth in this Agreement.

d.

The Adviser shall indemnify the Sub-Adviser and each of its partners/members, officers, employees and shareholders, and each person, if any, who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act, against, and hold them harmless from, any and all Losses asserted by any third party in so far as such Losses (or actions with respect thereto) arise out of or are based upon (i) any actual material misstatement or omission in the Fund’s Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund (other than a misstatement or omission relating to disclosure provided to the Adviser or the Fund by the Sub-Adviser for inclusion in such documents); (ii) any action or inaction by the Sub-Adviser that the Sub-Adviser has made or refrained from making, as applicable, in good faith pursuant to and consistent with the Adviser’s written instructions to the Sub-Adviser; or (iii) the bad faith, willful misconduct, or gross negligence by the Adviser in the performance of its duties under this Agreement or reckless disregard of its obligations or duties hereunder.

e.

Promptly after receipt of notice of any action, arbitration, claim, demand, dispute, investigation, lawsuit, or other proceeding (each a “Proceeding”) by a party seeking to be indemnified under Section 9(c) or 9(d) (the “Indemnified Party”), the Indemnified Party will, if a claim in respect thereof is to be made against a party against whom indemnification is sought under Section 9(c) or 9(d) (the “Indemnifying Party”) notify the Indemnifying Party in writing of the commencement of such Proceeding; provided that, the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any indemnification liability which it may have to the Indemnified Party, unless such failure to notify prejudices the Indemnifying Party’s ability to defend a claim. No Indemnifying Party shall be liable under this section for any settlement of any Proceeding entered into without its consent with respect to which indemnity may be sought hereunder, which consent shall not be unreasonably withheld.

f.

The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise by law, including, without limitation, the right to bring a claim not otherwise excluded under Section 9(a) hereto.

g.

It is acknowledged and agreed that the Fund is a third-party beneficiary of Section 9(a) and Section 9(c) hereof, and such provisions are intended to cover claims by the Fund, the Trust (on behalf of the Fund), or the Adviser against the Sub-Adviser.

10.	Sub-Adviser Insurance.

The Sub-Adviser agrees that it will maintain at its own expense an errors and omissions insurance policy with respect to the Sub-Adviser in a commercially reasonable amount based upon the amount of assets managed by the Sub-Adviser and commercial general liability insurance in a commercially reasonable amount. The foregoing policies shall include cost of corrections coverage, shall be subject to a commercially reasonable retention and shall be issued by insurance companies that maintain an A.M. Best rating of A- or higher, or are otherwise acceptable to the Adviser in its reasonable discretion. Any and all deductibles specified in the above-referenced insurance policies shall be assumed by the Sub-Adviser.

11.	Custodian.

a.

The Fund’s assets shall be maintained in the custody of its Custodian. Any assets added to the Fund shall be delivered directly to the Fund’s Custodian, and the Sub-Adviser shall have no liability for the acts or omissions of any such Custodian.

12.	Representations of the Sub-Adviser.

The Sub-Adviser represents, warrants and further covenants as follows:

a.

Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.

Authority. The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its governing body (i.e., its partners or board of directors/trustees/members), and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Sub-Adviser does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation applicable to the Sub-Adviser, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Sub-Adviser have full authority and power to execute this Agreement on behalf of the Sub-Adviser.

c.

Enforceable Agreement. This Agreement is enforceable against the Sub-Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

d.

Registered Investment Adviser; CFTC Registration. The Sub-Adviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Fund; (v) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; and (vi) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act. To the extent the Sub-Adviser advises the Fund with respect to trading of “commodity interests” as defined under the Commodity Exchange Act (the “CEA”) and the regulations thereunder, the Sub-Adviser is registered with the CFTC as a commodity trading advisor (“CTA”) and is a member of the National Futures Association (“NFA”). The Sub-Adviser will maintain such exemption or will register and be registered with the CFTC and a member of the NFA for so long as this Agreement remains in effect.

e.

No Material Pending Actions. To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their respective activities which might reasonably be expected to result in a material adverse effect on the Fund, a material adverse change in the Sub-Adviser’s financial or business prospects, or which might reasonably be expected to materially impair the Sub-Adviser’s ability to discharge its obligations under this Agreement.

f.

Licenses and Registrations. It has all governmental, regulatory, self-regulatory, and exchange licenses, registrations, memberships, and approvals required to act as investment adviser or a sub-advisor to the Fund pursuant to this Agreement and it will obtain and maintain any such required licenses, registrations, memberships, and approvals.

g.	ADV. It has provided the Adviser with a copy of its Form ADV and will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser.

h.

Change in Portfolio Management Personnel. The Sub-Adviser shall promptly notify the Adviser if Jean-Philippe Bouchaud, Marc Potters or Jacques Sauliere, (each, a “Keyperson”) shall cease to be employed by the Sub-Adviser or to oversee the implementation by the Sub-Adviser of the Strategy.

i.

No Untrue Statements or Omissions. The information provided by the Sub-Adviser to the Adviser in writing shall not, to the knowledge of the Sub-Adviser, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information not misleading.

j.

Section 13 Filings. For purposes of Section 13(f) of the Exchange Act, and Rules 13f-1 and 13f-2 thereunder, the Sub-Adviser shall be deemed to exercise investment discretion over any “Section 13(f) securities” (as defined in Rule 13f-1(c) under the Exchange Act) and “equity securities” (as defined in Rule 13f-2(b) under the Exchange Act) held or previously held in the Allocated Portion, and shall include information regarding such securities in its respective reports filed on Form 13F and Form SHO. For purposes of Section 13(d) and 13(g) of the Exchange Act, the Sub-Adviser shall be deemed the “beneficial owner” of any equity security held or previously held in the Allocated Portion, and shall include information regarding such securities, as required, in its “beneficial ownership reports” filed on Schedules 13D or 13G. For the avoidance of doubt, nothing contained in this Section 12(j) shall be understood as a representation by the Sub-Adviser that it is the owner (or beneficial owner) of these securities for purposes other than those referenced herein.

k.

Ongoing Representations and Warranties. If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, the Sub-Adviser will provide prompt written notification to the Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. The Sub-Adviser agrees that it will provide prompt notice to the Adviser in the event that: (i) the Sub-Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs with respect to the Sub-Adviser’s investment advisory business that could reasonably be expected to adversely impact the Sub-Adviser’s ability to perform its duties under this Agreement.

13.	Representations of the Adviser.

The Adviser represents, warrants and further covenants, on its own behalf and on behalf of the Fund, as the context requires, as follows:

a.

Duly Organized / Good Standing. The Adviser is duly organized, validly existing, and in good standing as a limited liability company under the laws of the State of Delaware, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.

Authority. The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Adviser does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation applicable to the Adviser, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Adviser have full authority and power to execute this Agreement on behalf of the Adviser.

c.

Enforceable Agreement. This Agreement is enforceable against the Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

d.

Registered Investment Adviser; CFTC Registration. The Adviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement and the Advisory Agreement with the Trust remain in effect, (ii) is not prohibited by the

1940 Act or the Advisers Act from performing the services contemplated by the Advisory Agreement with the Trust, (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act, (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring and correct promptly any violations that have occurred, (v) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, and (vi) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act. The Adviser is duly registered as a commodity pool operator and CTA with the CFTC and is a member in good standing of the NFA, and will maintain such registration and membership in good standing for so long as this Agreement remains in effect or will be exempt from such registration and membership.

e.

No Material Pending Actions. To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its affiliates, is a party or to which it or any of its affiliates or assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of their respective activities which might reasonably be expected to result in a material adverse change in the Adviser’s financial or business prospects or which might reasonably be expected to materially impair the Adviser’s ability to discharge its obligations under this Agreement or the Advisory Agreement with the Trust.

f.	The Fund is registered as an investment company under the 1940 Act and shall maintain such registration in good standing throughout the term of this Agreement.

g.	The Adviser is registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator with respect to its management of the Fund.

h.	The Fund is a “qualified eligible person” (QEP) as defined in the CFTC Rule 4.7 and hereby consents to be treated as an “exempt account” under CFTC Rule 4.7.

i.	The Fund is an “eligible contract participant” as defined in Section 1a(18) of the CEA for all purposes, including engaging in over-the-counter foreign exchange transactions.

j.

Ongoing Representations and Warranties. If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, it will provide prompt written notification to the Sub-Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. The Adviser agrees that it will provide prompt notice to the Sub-Adviser in the event that: (i) the Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impact the Adviser’s ability to perform this Agreement.

14.	Renewal, Termination and Amendment.

a.

Renewal. Unless terminated by its terms in accordance with Section 14(b), this Agreement shall continue in effect until two years from the effectiveness date, and thereafter for successive periods of no more than twelve (12) months each, only so long as such continuance is specifically approved at least annually (i) by a vote of the Trustees of the Trust or by vote of a majority of outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) or of any party to this Agreement, in all cases cast at a meeting called for the purpose of such approval.

b.	Termination. This Agreement may be terminated without payment of any penalty:

(i)	by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser;

(ii)	by the Sub-Adviser upon 60 days’ prior written notice to the Adviser and the Fund;

(iii)	by the Adviser upon 61 days’ written notice to the Sub-Adviser;

(iv)

by the Adviser immediately upon (A) a material breach by the Sub-Adviser of this Agreement which is not timely cured pursuant to Section 7 hereof; (B) a Keyperson ceasing to be employed by the Sub-Adviser or continuing to oversee the Sub-Adviser’s management of the Allocated Portion provided that the Sub-Adviser shall be granted the opportunity to replace such Keyperson or present a suitable alternative in each case to the reasonable satisfaction of the Adviser prior to such termination; or (C) if formal proceedings are brought against the Sub-Adviser or any officer, director or key portfolio manager (including, without limitation, a Keyperson), of the Sub-Adviser is in any regulatory, self-regulatory or judicial proceeding for violating the federal securities laws or engaging in criminal conduct; and

(v)	upon mutual agreement of the Adviser and Sub-Adviser.

This Agreement shall also terminate automatically and immediately upon termination of the Advisory Agreement. It is understood that from time to time the Allocated Portion may be zero. This Agreement shall not terminate in the event that no Allocated Portion is available for the Sub-Adviser.

For the avoidance of doubt, following delivery of a notice of termination pursuant to this Section 14(b), the Sub-Adviser will continue to have full discretionary investment and trading authority in accordance with the terms of this Agreement (including, without limitation, Sections 1(a) and 2 hereof) with respect to the Allocated Portion until the effective date of such termination.

c.

Consequences of Termination. In the event of termination of this Agreement, Sections 4, 8, 9, 10, 16, and 23(b) shall survive such termination of this Agreement. Section 15 of this Agreement shall survive for a period of two (2) years following termination of this Agreement. Termination of this Agreement shall immediately and unconditionally revoke any and all powers of attorney granted to the Sub-Adviser under this Agreement. Any Fees calculated in accordance with this Agreement accrued up to the date of termination and not yet paid by such date of termination shall, notwithstanding termination, be payable at the next following payment in accordance with this Agreement.

d.

Amendment. This Agreement may be amended at any time by the Sub-Adviser and the Adviser, if required by the 1940 Act or applicable SEC rules and regulations, subject to approval by the Board (including approval by those Trustees that are not “interested persons” of the Trust) and if required by the 1940 Act or applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Trust or its affiliates.

e.

Assignment. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act or the rules thereunder.

15.	Confidentiality.

a.

Except as expressly authorized in this Agreement or as required by applicable law, regulation or court order, each party hereto and its affiliates (each, for purposes of this section, the “Recipient Party”) shall keep confidential and shall not use or disclose, except with the consent of the other party hereto (each, for purposes of this section, the “Disclosing Party”), any and all non-public, proprietary or confidential information concerning the business of the Disclosing Parties and/or their affiliates or investors, or potential investors, therein obtained in connection with the services rendered under this Agreement, including, without limitation, Portfolio Information (the “Information”); provided that the Recipient Party may make such disclosure to its directors, officers, partners, employees, agents, advisors, service providers, potential financing counterparties or representatives, including legal and compliance personnel (collectively, the “Representatives”) who (i) need to know the Information in connection with this Agreement, (ii) have been informed of the confidential nature of such Information, and (iii) have been advised that such Information is to be kept confidential and not used for any other purpose. Notwithstanding the foregoing, the Trust and the Adviser shall be permitted to disclose Information to any third party in connection with the operation of the Fund or subject to a non-disclosure agreement, provided that such third party has been advised that such Information is to be kept confidential and the Adviser shall not identify the securities and other instruments held in the Allocated Portion as specifically attributable to the Allocated Portion or the Sub-Adviser in any disclosure of such Portfolio Information (except for disclosures to Representatives). The term “Information” will not include information that (i) is or becomes publicly available other than as a result of a disclosure by the Recipient Party in violation of this section; (ii) is or becomes available to the Recipient Party or its Representatives from a source other than the Disclosing Party, which source, to the knowledge of the Recipient Party or its Representatives, does not have an obligation of confidentiality to the Disclosing Party with respect to such information; (iii) was already in the Recipient Party’s possession or the possession of its Representatives prior to receiving such information from the Disclosing Party; or (iv) is developed independently by the Recipient Party or its Representatives without use of the Information. Notwithstanding anything to the contrary provided elsewhere herein, none of the confidentiality provisions in this section shall in any way limit the activities of Adviser and its affiliates in their businesses of providing services to the Trust or other clients.

b.

Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund, the Adviser or the Sub-Adviser that is received by a party hereto in connection with this Agreement, and information with regard to the portfolio holdings, investment activity and characteristics of the Fund.

c.

The Adviser will not use Portfolio Information with respect to the Allocated Portion to trade for its own account or the account of any other person with the intent of reverse engineering the investment strategy of the Sub-Adviser. In furtherance of the foregoing, the Adviser shall restrict access to the Portfolio Information to those employees of the Adviser who will use it only for purposes reasonably related to the provision of services to the Fund. The Sub-Adviser acknowledges that affiliates of the Adviser may independently engage in investment activities that are the same or similar to the Sub-Adviser and such investment activities shall not be deemed to be in violation of the terms of this paragraph, to the extent that Portfolio Information has not been used to develop or further in any way such investment activities.

d.

Each of the Adviser and the Sub-Adviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Information.

e.

Each Recipient Party acknowledges the global nature of each Disclosing Party’s businesses and the efforts the Disclosing Parties undertake to develop, preserve and protect their Information and their business and competitive advantage and goodwill. Accordingly, each Recipient Party acknowledges and agrees that the restrictions, limitations and obligations in this section are reasonable and necessary for the protection of the legitimate business interests of the Disclosing Parties and their affiliates. Each Recipient Party also acknowledges that the Disclosing Parties would not have entered into this Agreement unless the Recipient Party agreed to such restrictions, limitations, and obligations.

16.	Notices.

Except as otherwise specifically provided herein, all communications under this Agreement must be in writing and will be deemed duly given and received when delivered personally, when sent by e-mail transmission or three days after being deposited for next-day delivery with an internationally recognized overnight international delivery service, properly addressed to the party to receive such notice at the party’s address specified herein, or at any other address that any party may designate by notice to the others.

Sub-Adviser:

Martin Tornqvist

Capital Fund Management, S.A.

23 rue de l’Université 75007 Paris

By Email:

legal@cfm.com

Adviser:

Peter Koffler

Blackstone Alternative Investment Advisors LLC

345 Park Avenue, 14th Floor

New York, New York 10154

with a copy (which does not constitute notice) to:

James E. Thomas

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

By Email:

BAIACompliance@blackstone.com

17.	Severability.

If any provision of this Agreement is held by any court to be invalid, void or unenforceable, in whole or in part, the other provisions shall remain unaffected and shall continue in full force and effect, provided that the Agreement, as so modified, continues to express, without material change, the original intent of the parties and deletion of such provision will not substantially impair the respective rights and obligations of the parties, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

18.	Business Continuity.

The Sub-Adviser shall maintain business continuity, disaster recovery, and backup capabilities and facilities, through which the Sub-Adviser will be able to perform its obligations hereunder with minimal disruptions or delays. Upon request, the Sub-Adviser shall provide to the Adviser copies of its written business continuity, disaster recovery and backup plan(s) or sufficient information and written certification regarding such plans to satisfy the Adviser and Fund’s reasonable inquiries and to assist the Fund and the Chief Compliance Officer of the Fund in complying with Rule 38a-1 under the 1940 Act. The Sub-Adviser represents that it tests its business continuity and disaster recovery plan(s) on at least an annual basis, and shall, at the Adviser’s request, provide the Adviser with information regarding the results of its testing.

19.	Personnel.

The Sub-Adviser shall perform background screening (including review of records as to violent or criminal conduct) of each employee of the Sub-Adviser with material access to Information, including at the time such employee is hired by the Sub-Adviser or at such times as an employee’s duties begin to include investment or oversight authority over a material portion of the Sub-Adviser’s assets under management.

20.	Limitation on Consultation.

In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Sub-Adviser is not permitted to consult with any other sub-adviser to the Fund or any sub-adviser to any other portion of the Fund or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions for the Fund in securities or other assets.

21.	Lists of Affiliated Persons.

The Adviser shall provide the Sub-Adviser with a list of each entity that is both (i) an “affiliated person,” as such term is defined in the 1940 Act, of the Adviser and (ii) a broker, dealer, or entity that is engaged in the business of underwriting, or a registered investment adviser. The Sub-Adviser shall provide the Adviser with a list of each person who is an “affiliated person”, as such term is defined in the 1940 Act, of the Sub-Adviser. Each of the Adviser and the Sub-Adviser agrees promptly to update such list whenever the Adviser or the Sub-Adviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

22.	Cooperation.

The Sub-Adviser shall cooperate reasonably with the Adviser for purposes of filing any required reports, and responding to regulatory requests, with the SEC or such other regulator having appropriate jurisdiction. The Sub-Adviser will work in good faith with the Adviser and the Fund’s service providers to ensure the orderly daily operation of the Fund (including, without limitation, assisting with preparation of regulatory filings and responding to regulatory requests).

23.	Miscellaneous.

a.	Further Actions. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof.

b.

Governing Law. To the extent that state law is not preempted by the provisions of any law of the United States of America, this Agreement shall be governed and construed under the laws of the State of New York, irrespective of and without regard for any conflicts of law principles. Any suit, proceeding or other action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York. To the extent that the United States District Court for the Southern District of New York lacks jurisdiction over such suit, proceeding or other action then it shall be brought in state court situated in Delaware. The parties hereby submit and consent to the exclusive in personam jurisdiction and venue of such courts.

c.

Appendices Part of Agreement. For the avoidance of doubt, it is acknowledged and agreed that the Appendices appended hereto form a part of this Agreement. All defined terms used in this Agreement have the same meanings when used in the Appendices hereto.

d.	Captions / Headings. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

e.

Joint Negotiation. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, the parties intend that this Agreement be construed as if drafted jointly by the parties and that no presumption or burden of proof arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

f.

Counterparts and Electronic Signatures. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one agreement, binding on the parties. Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be executed in written form or using electronic or digital technology, whether it is a computer-generated signature, an electronic copy of the party’s true ink signature, DocuSign, facsimile, or otherwise. Delivery of an executed counterpart of the Agreement by facsimile, email transmission via portable document format (.pdf), DocuSign, or other electronic means will be equally as effective and binding as delivery of a manually executed counterpart.

g.

Miscellaneous. All words used herein shall be construed to be of such gender or number as the circumstances require. The words “herein,” “hereby,” “hereof” and “hereto,” and words of similar import, refer to this Agreement in its entirety (including the Appendix hereto) and not to any particular paragraph, clause or other subdivision, unless otherwise specified. The word “including” shall mean “including without limitation” unless otherwise specified. Nothing in this Agreement, express or implied, shall or is intended to confer any rights upon any person other than the parties hereto or their respective successors or assigns, including, without limitation, any shareholder of the Fund.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the dates set forth below and effective as of the day and year first above written.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

BLACKSTONE ALTERNATIVE INVESTMENT ADVISORS LLC

By:	Date:

Name:

CAPITAL FUND MANAGEMENT, S.A.

By:	Date:

Name:

APPENDIX A

Sub-Advisory Fee

Blackstone Alternative Multi-Strategy Fund

AMENDED & RESTATED INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, effective as of April 22, 2026, between and among Blackstone Alternative Investment Advisors LLC, a Delaware limited liability company (the “Adviser”), Mesarete Capital LLP, a limited liability partnership organized under the laws of England and Wales (“Mesarete UK”), and Mesarete Capital (US) LLC, a Delaware limited liability company (“Mesarete US” and, together with Mesarete UK, the “Sub-Adviser” and each separately a “Sub-Adviser Entity”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Blackstone Alternative Investment Funds, a Massachusetts business trust (the “Trust”), on behalf of its series, Blackstone Alternative Multi-Strategy Fund (the “Fund”), relating to the provision of portfolio management services to the Fund; and

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisory Agreement provides that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-investment advisers; and

WHEREAS, in selecting sub-investment advisers and entering into and amending sub-advisory agreements, the Adviser and the Trust may rely upon an exemptive order obtained from the Securities and Exchange Commission (“SEC”), provided that the Adviser and the Trust comply with the terms and conditions set forth therein; and

WHEREAS, Mesarete UK provides certain services as an investment adviser, under the laws of England and Wales, and Mesarete US provides certain services as an investment adviser; and

WHEREAS, the Adviser and Mesarete UK entered into a Sub-Advisory Agreement dated as of August 23, 2021, as amended and restated August 8, 2022 (the “Original Agreement”), pursuant to which Mesarete UK rendered portfolio management services to the Fund; and

WHEREAS, Mesarete UK wishes to delegate certain of its authorities granted by the Adviser under the Original Agreement to Mesarete US; and

WHEREAS, Mesarete US agrees to be bound by the terms of this Agreement jointly and severally with Mesarete UK as the Sub-Adviser; and

WHEREAS, Mesarete UK remains primarily responsible for the services under this Agreement, Mesarete US will provide certain limited services as a Sub-Adviser, but always subject to the oversight of Mesarete UK; and

WHEREAS, the Adviser and the Board of Trustees (the “Board”) of the Trust desire to retain the Sub-Adviser to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement; and

WHEREAS, the parties wish to amend and restate the Original Agreement in its entirety.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Adviser and the Sub-Adviser (understanding that Mesarete UK and Mesarete US are jointly and severally responsible for the obligations of the Sub-Adviser herein, unless otherwise specified), agree as follows:

1.	Appointment.

a.

Role of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for the Fund, subject to the oversight and direction of the Adviser and the Board, for so long as this Agreement remains in effect. Without limiting the generality of the previous statement, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Fund allocated to it in accordance with such investment strategies and within such limitations as the Adviser and the Sub-Adviser shall agree from time to time (collectively the “Strategy”). The Sub-Adviser acknowledges and agrees that the various investment advisory and other services as set forth herein to be performed by the Sub-Adviser will apply to the portion of the Fund’s assets that the Adviser or the Board shall from time to time designate, which may consist of all or a portion of the Fund’s assets (the “Allocated Portion”). For purposes of this Agreement, except as otherwise noted, the Allocated Portion shall refer to the combined portion of Fund assets to which the Sub-Adviser provides advisory services attributable to (a) the separate portfolio utilizing a long / short strategy that was initially funded in August 2021 (the “Long / Short Allocated Portion”), and (b) the separate portfolio utilizing a opportunistic strategy (the “Opportunistic Strategy Allocated Portion”). For the avoidance of doubt, even where referred to jointly as the “Allocated Portion” the Sub-Adviser will act with respect to each of the Long / Short Allocated Portion and the Opportunistic Strategy Allocated Portion as though it were advising a separate investment company. However, compliance monitoring described herein shall be done on a joint basis. The Sub-Adviser may provide the various investment advisory and other services with respect to the Allocated Portion to the Fund and/or a wholly-owned subsidiary of the Fund: Blackstone Alternative Multi-Strategy Sub Fund II Ltd., Blackstone Alternative Multi-Strategy Sub Fund III LLC, and/or Blackstone Alternative Multi-Strategy Sub Fund IV LLC. The Sub-Adviser hereby accepts such appointment and agrees during such period, subject to the oversight of the Board and the Adviser, to render the services and to assume the obligations herein set forth for the compensation stated in Section 5 hereof. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser, the Trust, or the Fund in any way. Notwithstanding the foregoing, Mesarete UK retains all discretion to decide whether or not to implement or adjust any order or trade and, unless otherwise instructed by Mesarete UK, all trades with respect to the Allocated Portion shall be booked to the account of Mesarete UK rather than Mesarete US.

b.

Limitations of Sub-Adviser’s Responsibility. Except as expressly set forth in this Agreement, the Sub-Adviser shall not be responsible for aspects of the Fund’s investment program other than the management of the Allocated Portion in accordance with the applicable Strategy.

c.

Sub-Advisory Arrangement Not Exclusive for Fund and Sub-Adviser. It is acknowledged and agreed that the Adviser may appoint from time to time other sub-advisers in addition to the Sub-Adviser to manage the assets of the Fund that do not constitute the Allocated Portion and nothing in this Agreement shall be construed or interpreted to grant the Sub-Adviser an exclusive arrangement to act as the sole sub-adviser to the Fund. It is further acknowledged and agreed that the Adviser makes no commitment to designate any portion of the Fund’s assets to the Sub-Adviser as the Allocated Portion. The Adviser also recognizes that the Sub-Adviser may be or become associated with other investment entities and engage in investment management for others. Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to require the Sub-Adviser to devote any minimum amount of time or attention to the management of the Allocated Portion. Except as otherwise expressly provided herein, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser to engage in, or to devote time and attention to the management of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. The Sub-Adviser may on occasion give advice or take action with respect to other investment entities that it manages that differs from the advice given with respect to the Allocated Portion.

2.	Sub-Adviser Duties.

The Sub-Adviser is hereby granted (subject to the limitations expressed) the following authority and undertakes to provide the following services and to assume the following obligations:

a.

Supervision; Adviser Retains Certain Authority. In furnishing the services hereunder, the Sub-Adviser will be subject to the supervision of the Adviser and the Board. Subject to notice to the Sub-Adviser, the Adviser retains complete authority, to the extent prudent to comply with applicable law or a request by any regulator or self-regulatory authority, or where the continued appointment of the Sub-Adviser would have a material adverse effect on the Fund or the Adviser, to immediately assume direct responsibility for any function delegated to the Sub-Adviser under this Agreement; provided that the Adviser may only immediately assume direct responsibility after providing reasonable advance notice to the Sub-Adviser. The Adviser endeavors to provide the Sub-Adviser with four Business Days’ notice prior to effecting the foregoing assumption of the Sub-Adviser’s responsibilities.

b.

Continuous Investment Program. The Sub-Adviser shall formulate and implement a continuous investment program for the Allocated Portion in accordance with the applicable Strategy, including determining what portion of such assets will be invested or held uninvested in cash or cash equivalents. Without limiting the generality of the foregoing, the Sub-Adviser is authorized to: (i) make investment decisions for the Fund in respect of the Allocated Portion, including decisions for the investment and reinvestment of the assets (including cash and cash-equivalent assets) held in the Allocated Portion; (ii) place purchase and sale orders for portfolio transactions in respect of the Allocated Portion and manage otherwise uninvested cash or cash equivalent assets of the Allocated Portion; (iii) use financial derivative instruments and any of the efficient portfolio management techniques and instruments as may in the reasonable opinion of the Sub-Adviser be necessary or advisable in order to implement the applicable Strategy; and (iv) subject to Section 2(d) below, execute account documentation, agreements, contracts, and other documents as may be requested by brokers, dealers, counterparties, and other persons in connection with the Sub-Adviser’s management of the Allocated Portion (in such respect, and only for this limited purpose, the Sub-Adviser will, as necessary to effect such documentation, agreements, contracts and other documents, act as the Adviser’s and the Fund’s agent and attorney-in-fact). Notwithstanding the foregoing, it is acknowledged and agreed that Mesarete UK retains all discretion to decide whether or not to implement or adjust any order or trade and, unless otherwise instructed by Mesarete UK, all trades with respect to the Allocated Portion shall be booked to the account of Mesarete UK rather than Mesarete US.

c.	Management in Accordance with Fund Governing Documents and Procedures. The Sub-Adviser will take all steps to manage the portfolios in the Allocated Portion subject to and in accordance with:

i.	the applicable Strategy;

ii.

the policies and restrictions of the Fund set forth in the Fund’s Agreement and Declaration of Trust, as amended, By-Laws and the Fund’s registration statement (as from time to time amended, supplemented, and in effect, the “Registration Statement”) (collectively, the “Governing Documents”);

iii.	the (non-tax) requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and the rules and regulations thereunder;

iv.	any service level agreement that may be agreed between the parties from time to time; and

v.

any reasonable written instructions which the Adviser or the Board may issue to the Sub-Adviser from time to time, except to the extent such instructions conflict with applicable law, rule or regulation or are inconsistent with the Governing Documents.

d.

The Sub-Adviser agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Board with respect to the Fund as from time to time in effect and communicated in writing to the Sub-Adviser, prior to being implemented or otherwise taking effect (the “Procedures”). The Adviser has provided to the Sub-Adviser copies of all current Governing Documents and current Procedures and shall provide to the Sub-Adviser any amendments or supplements thereto. The Adviser will endeavor to provide reasonable notice to the Sub-Adviser of any changes to the Governing Documents or the Procedures that may have a material impact on the applicable Strategy or the services provided by the Sub-Adviser hereunder. The Adviser shall promptly furnish the Sub-Adviser with such additional information as may be reasonably necessary for or reasonably requested by the Sub-Adviser to perform its responsibilities pursuant to this Agreement. Notwithstanding anything to the contrary in this Agreement, the Sub-Adviser shall not be required to comply with or be liable or responsible for any breach in any Procedures or Governing Documents unless it has received a copy of such Procedures or Governing Documents.

e.

Fund Counterparties. The Sub-Adviser will utilize counterparties and/or clearing members for prime brokerage, futures clearing, listed and OTC options and swap services, ISDA services, and other transactions in financial derivative instruments under agreements set up by, and in the name of, the Adviser or the Fund. The Sub-Adviser will provide reasonable assistance to the Adviser in negotiating trading terms and other arrangements with counterparties and/or clearing members upon reasonable request. In effecting transactions for the Allocated Portion, the Sub-Adviser will utilize broker-dealers and swap execution facilities, if applicable, for trade execution selected by the Sub-Adviser, and accounts set up by the Sub-Adviser with such broker-dealers and swap execution facilities. The Adviser will be responsible for managing any collateral and margin requirements associated with investments made for the Allocated Portion (where applicable), including providing instructions to the custodian of the Fund (the “Custodian”) and will perform in-house reconciliation procedures on such accounts.

f.

Reports. The Sub-Adviser shall use commercially reasonable efforts to render such reports to the Board and the Adviser as they may reasonably request concerning the investment activities of the Sub-Adviser with respect to the Fund; provided that the Sub-Adviser has (or that it can reasonably procure) the information necessary to prepare such reports. On each business day, the Sub-Adviser shall provide reports (to which the Adviser will have access) to the Fund’s administrator (the “Administrator”) regarding (i) the securities or other instruments, including, without limitation, cash and cash equivalents, held in the Allocated Portion; and (ii) the securities or other instruments purchased and sold for the Allocated Portion by the Sub-Adviser on such business day. The Sub-Adviser shall use commercially reasonable efforts to provide such additional information in its possession (or that it can reasonably procure) to the Adviser or the Administrator regarding the Sub-Adviser’s implementation of the applicable Strategy on behalf of the Fund as the Adviser or Administrator may reasonably request in such format as the Adviser or Administrator may reasonably request.

g.

Proxy Voting. The parties hereby agree that the Sub-Adviser shall assume responsibility for voting proxies and making all other voting and consent determinations with respect to the issuers of securities and other instruments held in the Allocated Portion in accordance with Mesarete UK’s then-existing proxy voting policies and procedures (a copy of which has been provided by Mesarete UK to the Adviser); provided that the Sub-Adviser’s proxy voting policies and procedures for the Allocated Portion are not, to the knowledge of the Sub-Adviser, inconsistent with the proxy voting policies and procedures adopted by the Fund and provided to the Sub-Adviser from time to time. The Sub-Adviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement of the Trust. The Sub-Adviser may use recommendations from a third-party in order to make voting decisions and may use a third-party service provider to execute the voting. The Adviser shall ensure that the Sub-Adviser is provided access to materials relating to such proxies in a timely fashion by the Custodian, the Administrator or another party. To the extent that the Sub-Adviser votes proxies for the Fund, the Sub-Adviser shall, upon request, report to the Adviser in a timely manner a record of all proxies voted, in such form and format that permits the Fund to comply with the requirements of Form N-PX with respect to the Allocated Portion. During any annual period in which the Sub-Adviser has voted proxies for the Fund, the Sub-Adviser shall, as may reasonably be requested by the Adviser, certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.

h.

Filing Claims. The parties hereby agree that the Sub-Adviser shall not be responsible for the filing of claims (or otherwise causing the Fund to participate) in class action litigation, settlements, bankruptcy proceedings, or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Allocated Portion. Notwithstanding the foregoing, at the Sub-Adviser’s reasonable request, Sub-Adviser may assume responsibility for the filing of claims (or otherwise causing the Fund to participate) in class action litigation, settlements, bankruptcy proceedings, or similar proceedings related to securities currently or previously associated with the Allocated Portion.

i.

Sub-Adviser’s Management and Monitoring of the Allocated Portion. The Sub-Adviser shall be responsible for daily monitoring of the investment activities and portfolio holdings associated with the Allocated Portion for compliance with (i) the applicable Strategy, (ii) applicable law, and (iii) the relevant Governing Documents and Procedures; provided that the Sub-Adviser has received copies of such Governing Documents and Procedures. The Adviser or the Trust on behalf of the Fund, as applicable, shall timely provide to the Sub-Adviser all information and documentation that is reasonably requested by the Sub-Adviser or which the parties mutually agree are necessary or appropriate for the Sub-Adviser to fulfill its obligations under this Agreement. The Sub-Adviser shall act on any reasonable instructions of the Adviser with respect to the investment activities used to manage the Allocated Portion to ensure the Fund’s compliance with the Governing Documents, Procedures, and applicable law.

j.

Daily Transmission of Information to Custodian. In connection with any purchase and sale of securities or other instruments for the Allocated Portion, the Sub-Adviser will arrange for the transmission to the Custodian for the Fund on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify the securities or other instruments to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the Custodian to perform its custodial, administrative, and recordkeeping responsibilities with respect to the Fund. Copies of such confirmations, trade tickets, and other documents and information shall be provided concurrently to the Administrator. With respect to securities or other instruments to be settled through the Fund’s Custodian, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Custodian. The parties acknowledge that the Sub-Adviser is not a custodian of the Fund’s assets and will not take possession or custody of such assets.

k.	Assistance with Valuation. The Sub-Adviser will, upon request, provide reasonable assistance to the Adviser, the Custodian, the Administrator or another similar party designated by the Adviser in assessing the fair value of securities or other instruments held in the Allocated Portion for which market quotations are not readily available or for which the Adviser or the Board has otherwise determined to fair value such portfolio holdings. The Adviser shall provide or procure that the Administrator or Arcesium provides to the Sub-Adviser, upon reasonable request, copies of all valuations conducted on behalf of the Allocated Portion.

l.

Provision of Information and Certifications. The Sub-Adviser shall use commercially reasonable efforts to timely provide to the Adviser and the Trust, on behalf of the Fund, all information and documentation they may reasonably request (that is in the Sub-Adviser’s possession or that can be reasonably procured) as is necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Sub-Adviser and to comply with the requirements of the Governing Documents, the Procedures, and any applicable law, including, without limitation, (i) information and commentary relating to the Sub-Adviser or the Allocated Portion for the Fund’s annual and semi-annual reports, in a format as may be agreed between the Adviser and the Sub-Adviser, together with (A) a certification that such information and commentary discuss all of the factors that in the opinion of the Sub-Adviser materially affected the performance of the Fund with respect to the Allocated Portion, including a summary of the relevant market conditions and the investment techniques and strategies used and (B) additional certifications related to the Sub-Adviser’s management of the Allocated Portion in order to support the Fund’s filings on Form N-CSR, Form N-PORT and other applicable forms, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the 1940 Act, thereon; (ii) within 5 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Sub-Adviser and the Sub-Adviser’s management of the Allocated Portion (including, without limitation, compliance with the Procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Sub-Adviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the design and operation of the Sub-Adviser’s compliance program, in a format reasonably requested by the Adviser.

m.

Code of Ethics. Mesarete UK will maintain a written code of ethics that applies to each Sub-Adviser Entity (the “Code of Ethics”) that complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Adviser and the Fund, and will institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1) from violating its Code of Ethics. The Sub-Adviser will follow such Code of Ethics in performing its services under this Agreement. The Sub-Adviser also will, upon request, certify quarterly to the Trust on behalf of the Fund and the Adviser that it and its “Advisory Persons” (as defined in Rule 17j-1) have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Sub-Adviser has done to seek to ensure such compliance in the future. Annually, the Sub-Adviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1, concerning the Code of Ethics and its compliance program, respectively, to the Trust and the Adviser. The Sub-Adviser shall notify the Adviser promptly upon becoming aware of any violation of the Code of Ethics involving the Fund. Upon request of the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser with respect to violations of the Code of Ethics directly affecting the Fund, the Sub-Adviser will permit representatives of the Trust or the Adviser to examine reports (or summaries of the reports) required to be made by Rule 17j-1 relating to the Sub-Adviser’s enforcement of the Code of Ethics. The Sub-Adviser will provide such additional information regarding violations of the Code of Ethics as the Board or the Chief Compliance Officer on behalf of the Fund or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Fund from a violation of the Code of Ethics, but reserving the right to assert all applicable legal privileges, provided that such assertion does not conflict with the Fund’s or the Board’s compliance with applicable law or any confidentiality obligations. Further, the Sub-Adviser represents and warrants that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Sub-Adviser and its employees.

n.

Sub-Adviser Review of Materials. Upon the Adviser’s request, the Sub-Adviser shall provide reasonable assistance in reviewing and commenting upon selected portions relating to the Sub-Adviser and/or the applicable Strategy (including the Allocated Portion) of the Registration Statement, other offering documents and ancillary sales and marketing materials prepared by the Adviser for the Fund (with respect to the Sub-Adviser’s provision of the services under this Agreement or the applicable Strategy or performance with respect to the Allocated Portion), and participate, at the reasonable request of the Adviser, in educational meetings (but not more than four (4) per calendar year) with placement agents and other intermediaries about portfolio management and investment-related matters of the Fund. The Sub-Adviser will promptly inform the Fund and the Adviser upon becoming aware that any information in the Registration Statement previously reviewed by the Sub-Adviser relating to the Sub-Adviser or the applicable Strategy is (or will become) materially inaccurate or incomplete.

o.

Regulatory Communications and Notices. To the extent not prohibited by applicable law, regulation, order or legal or regulatory process, the Sub-Adviser shall promptly notify the Adviser regarding any inspections, notices or inquiries from any governmental, administrative or self-regulatory agency, including without limitation, any deficiency letter, responses to deficiency letters or similar communications or actions (i) relating to the Sub-Adviser’s management of the Allocated Portion or that otherwise relate to the Fund or (ii) that involve matters that could reasonably be viewed as material to the Sub-Adviser’s ability to provide services to the Fund. To the extent that such inspections, notices, or inquiries relate to the Fund, the Sub-Adviser shall promptly make available such documents to the Adviser unless, in the opinion of the Sub-Adviser’s counsel, the Sub-Adviser would be legally prohibited from doing so. Notwithstanding the foregoing (but subject always to prohibition on disclosure by applicable law, regulation, order or legal or regulatory process), the Sub-Adviser shall not be required to provide the Adviser notice of any routine exams or sweep exams conducted by any governmental, administrative or self-regulatory agency unless such exams (i) relate to the Sub-Adviser’s management of the Allocated Portion or that otherwise relate to the Fund or (ii) that involve matters that are reasonably likely to have a material adverse effect on the Sub-Adviser’s ability to provide services to the Fund.

p.

Notice of Material Actions / Change in Control. The Sub-Adviser will keep the Trust and the Adviser informed of developments of which the Sub-Adviser has knowledge that would materially affect the Fund. The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events (i) it is served or otherwise receives notice of any material action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, governmental, administrative or self-regulatory agency, or public board or body, (A) involving the affairs of the Fund or (B) that may reasonably be expected to have a material adverse effect on the investment management business of the Sub-Adviser; (ii) any change in the partners of Mesarete UK or in the actual control or management of the Sub-Adviser; and (iii) (1) the death of Hakan Sofuoglu (the “Key Man”); (2) the Key Man is unable, by reason of illness or injury to substantially perform his functions for the Sub-Adviser and any of its affiliates for 90 consecutive days; and (3) the Key Man, for any reason, other than death, illness or injury, ceases to be actively involved in the day-to-day management of the Allocated Portion (any of (1) – (3), a “Key Man Event”).

3.	Broker-Dealer Selection.

a.

To the extent provided in the Registration Statement, and in accordance with applicable law and applicable policies and procedures of the Sub-Adviser, as approved by the Board (the “Sub-Adviser Procedures”), the Sub-Adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions for the Allocated Portion, when applicable, with or through such brokers, dealers or other financial institutions described in Section 2(e) hereof. The Sub-Adviser shall seek to obtain the best execution and efficient execution on all portfolio transactions executed in respect of the Allocated Portion. The Sub-Adviser may, to the extent permissible by Section 28(e) of the Securities Exchange Act of 1934, and consistent with applicable Sub-Adviser Procedures, consider, among other things, the financial responsibility, research and investment information, and other services provided by broker-dealers who may effect or be a party to any such transaction or to other transactions to which other clients of the Sub-Adviser may be a party.

b.

The Sub-Adviser may, in accordance with applicable law and the Procedures, aggregate the securities to be so purchased or sold with other orders for other clients of the Sub-Adviser in order to obtain best execution. In such event, allocation of the securities so purchased or sold, as well as of the fees and expenses incurred in the transaction, will be made by the Sub-Adviser consistent with the Sub-Adviser’s Procedures and in the manner it considers to be fair and equitable.

c.	[Reserved]

d.

On an ongoing basis, at such times as the Adviser or the Board shall reasonably request, the Sub-Adviser will provide a written report to the Adviser and the Board, in a form reasonably agreed between the Sub-Adviser and the Adviser, summarizing (i) the brokerage details with respect to transactions executed by the Sub-Adviser for the Allocated Portion and (ii) the “soft dollar” arrangements that the Sub-Adviser maintains with brokers or dealers that execute transactions for the Allocated Portion, and of all research and other services provided to the Sub-Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Fund transactions for the Allocated Portion to the broker or dealer.

4.	Books and Records; Periodic Reports.

a.

Maintenance Requirements. The Sub-Adviser shall maintain such books and records with respect to the Allocated Portion as are required by applicable law, including, without limitation, the 1940 Act (including, without limitation, the investment records and ledgers required by Rule 31a-1) and the Advisers Act, and the rules and regulations thereunder (the “Fund’s Books and Records”). The Sub-Adviser agrees that the Fund’s Books and Records are the Fund’s property and further agrees to surrender promptly to the Trust or the Adviser the Fund’s Books and Records upon the request of the Board or the Adviser; provided, however, that the Sub-Adviser may retain copies of the Fund’s Books and Records at its own cost. The Sub-Adviser shall make the Fund’s Books and Records available for inspection and use by the SEC and other regulatory authorities having authority over the Fund, the Trust, the Adviser, or any person retained by the Board at all reasonable times upon prior request by the Adviser or the Board. Where applicable, the Fund’s Books and Records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Trust or the Adviser; provided that the Sub-Adviser may retain copies of the Fund’s Books and Records to the extent required by law or bona fide internal record keeping policies. The Adviser and Fund’s Chief Compliance Officer shall, upon prior reasonable notice, be provided with access to the Sub-Adviser’s documentation and records relating to the Fund only and copies of such documentation and records. Notwithstanding anything to the contrary herein or in the Governing Documents, the Sub-Adviser shall not be responsible for any tax filings or reports related to the Fund.

b.

Periodic Reports. The Sub-Adviser shall use commercially reasonable efforts to (i) render to the Board such periodic and special reports, it has in its possession (or can reasonably procure), as the Board or the Adviser may reasonably request; and (ii) meet with any persons at the reasonable request of the Adviser or the Board for the purpose of reviewing the Sub-Adviser’s performance under this Agreement upon reasonable advance notice (but no more than four (4) times per calendar year, unless otherwise agreed with the Sub-Adviser).

5.	Compensation of the Sub-Adviser.

a.	The Adviser will pay the Sub-Adviser for its services with respect to the Fund the compensation specified in Appendix A (the “Sub-Advisory Fee”) to this Agreement.

b.	The Sub-Adviser hereby instructs the Adviser to pay the Sub-Advisory Fee to Mesarete UK in satisfaction of the Adviser’s obligations to pay the Sub-Advisory Fee to the Sub-Adviser.

6.	Allocation of Charges and Expenses.

a.

The Sub-Adviser’s Expenses. The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement, including, without limitation, the Sub-Adviser’s operating and overhead expenses attributable to its duties hereunder.

b.

The Fund’s Expenses. It is understood that, pursuant to the Advisory Agreement, the Fund will pay all expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Advisory Agreement, which such expenses payable by the Fund shall include, without limitation, those set forth in Section 4 of the Advisory Agreement.

7.	Standard of Care; Breach.

a.

Standard of Care. Each Sub-Adviser Entity will exercise its best judgment and will act in good faith and use reasonable care and act in a manner consistent with applicable federal and state laws and regulations in rendering the services it has agreed to provide under this Agreement.

b.

Notification, Curing Breach. The Sub-Adviser will notify the Adviser as soon as reasonably practicable upon detection of any material breach by the Sub-Adviser of the Governing Documents, the Procedures, the applicable Strategy, or this Agreement, and any breach of the 1940 Act. The Adviser will notify the Sub-Adviser as soon as reasonably practicable upon detection of any material breach by the Adviser of the 1940 Act, the Governing Documents or the Procedures (to the extent that such breach would have a material adverse effect on the Allocated Portion).

Each party shall use its reasonable best efforts to cooperate with the other party in curing any regulatory or compliance breaches or breaches of this Agreement as promptly as possible.

8.	Use of Names and Track Record.

a.

Adviser’s and Fund’s Use of Sub-Adviser Name. For so long as the Sub-Adviser provides services to the Fund under this Agreement, the Adviser and the Fund shall have a royalty-free license to use the name of each Sub-Adviser Entity, including any short-form of such name, or any combination or derivation thereof, for the purpose of identifying the Sub-Adviser Entity as a sub-adviser to the Fund; provided that following the termination of this Agreement the Adviser shall be permitted to continue using the Sub-Adviser Entity’s name to comply with applicable law and internal recordkeeping policies and requirements. Each Sub-Adviser Entity acknowledges and agrees that the Adviser, the Fund and the Fund’s selling agents will use such names in marketing the Fund to current and prospective investors. Following the termination of this Agreement, the Fund and Adviser shall upon request of a Sub-Adviser Entity take all necessary action to remove reference to that Sub-Adviser Entity in any sales materials, Governing Documents, or similar, and the Adviser and the Fund shall cease to use the name of that Sub-Adviser Entity in any newly printed materials (except as may, in the sole discretion of the Adviser, be reasonably necessary to comply with applicable law). During the term of this Agreement, each Sub-Adviser Entity shall have the right, upon reasonable request and at its own expense, to review all sales and other marketing materials utilizing the name of that Sub-Adviser Entity and any combination or derivation thereof, provided, however, that if a Sub-Adviser Entity fails to comment in writing (including via e-mail) by the end of the third business day after delivery of such materials, that Sub-Adviser Entity will be deemed to have granted consent on the end of the third business day following delivery of such materials to that Sub-Adviser Entity for approval.

b.

Restrictions on Use of Adviser’s Name. Except as required by law or as is necessary or advisable to reduce or eliminate withholding or other taxes, the Sub-Adviser shall not use the name of the Trust, the Fund, the Adviser, “Blackstone Alternative Asset Management L.P.” or “Blackstone” (or any combination or derivation thereof) in any material relating to the Sub-Adviser in any manner not approved prior thereto in writing by the Adviser (other than inclusions of such entities in lists of the Sub-Adviser’s clients). Each of the Adviser and the Sub-Adviser represents and warrants that it will not make, or cause or allow any of its affiliates to make, any oral or written statement to any third party that disparages, defames, or reflects adversely upon the Trust, the Fund, or the Adviser or the Sub-Adviser, as applicable. For the avoidance of doubt, nothing in this Agreement shall restrict the Adviser, or the Sub-Adviser, or their affiliates, the Trust, or the Fund from making factual statements in required disclosures (including shareholder report discussions or Fund performance), in reports to the Trust’s Board of Trustees, or in response to regulatory inquiries.

c.

Sub-Adviser’s Use of Track-Record. The Sub-Adviser may use performance data it generates in connection with the Fund; provided that the Fund is not specifically identified by name without approval in writing by the Adviser; provided, further that such approval shall not be necessary to the extent a regulator requests the same. For the avoidance of doubt, performance information in which the Fund is specified by name shall be subject to the protections for Information in Section 15.

9.	Liability and Indemnification.

a.

Absent the Sub-Adviser’s material breach of this Agreement or the willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Sub-Adviser, or its officers, directors, partners, employees, and controlling persons, the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any position; provided, however, that the obligations of the Sub-Adviser with respect to a “Trade Error” or “Compliance Error” (as defined in the Procedures, as the same may be amended from time to time) shall be as set forth in the Procedures. Prior to effecting any material change to the definitions in the Procedures of Trade Error or Compliance Error (or to any associated obligations or liabilities of the Sub-Adviser), the Adviser agrees to provide written notice to the Sub-Adviser at least 35 days prior to the material change becoming effective with respect to the Allocated Portion unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order. It is acknowledged and agreed that any Trade Error or Compliance Error that results in a gain to the Fund shall inure to the benefit of the Fund. For the avoidance of doubt, it is acknowledged and agreed that the Fund is a third-party beneficiary of the indemnity granted in this Section 9(a) and Section 9(c) below, and the indemnity is intended to cover claims by the Fund, the Trust (on behalf of the Fund), or the Adviser against the Sub-Adviser for recovery pursuant to this section.

b.	Each Sub-Adviser Entity acknowledges that it has received notice of and accepts the limitations upon the Fund’s liability set forth in its Agreement and Declaration of Trust as amended. Each

Sub-Adviser Entity agrees that any of the Fund’s obligations shall be limited to the assets of the Fund and that the Sub-Adviser Entity shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any other series of the Trust or any Trustees or officer, employee, or agent of the Fund or other series of the Trust.

c.

The Sub-Adviser (Mesarete UK and Mesarete US, jointly and severally) shall indemnify the Fund and the Adviser and each of their respective trustees, members, officers, employees, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act of 1933 (the “Securities Act”), against, and hold them harmless from, any and all losses, claims, damages, liabilities, costs, and expenses (including, without limitation, reasonable attorneys’ and accountants’ fees and disbursements) (collectively, “Losses”) asserted by any third party in so far as such Losses (or actions with respect thereto) arise out of or are based upon (i) any actual material misstatement or omission of a section in the Fund’s Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund provided or approved by the Sub-Adviser; (ii) a material breach of the Appendices hereto by the Sub-Adviser; or (iii) the bad faith, willful misconduct or gross negligence by the Sub-Adviser in the performance of its duties under this Agreement or reckless disregard of its obligations or duties hereunder. For the avoidance of doubt, it is acknowledged and agreed that the indemnity in this Section 9(c) shall not operate to limit in any way the indemnification granted by the Sub-Adviser to the Adviser, the Fund, or the Trust (on behalf of the Fund) in Section 9(a) above.

d.

The Adviser shall indemnify the Sub-Adviser (Mesarete UK and Mesarete US, jointly and severally) and each of its partners/members, officers, employees and shareholders, and each person, if any, who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act, against, and hold them harmless from, any and all Losses asserted by any third party in so far as such Losses (or actions with respect thereto) arise out of or are based upon (i) any actual material misstatement or omission in the Fund’s Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund (other than a misstatement or omission relating to disclosure provided to the Adviser or the Fund by the Sub-Adviser for inclusion in such documents); (ii)a material breach of the Appendices by the Adviser; (iii) any action or inaction by the Sub-Adviser that the Sub-Adviser has made or refrained from making, as applicable, in good faith pursuant to and consistent with the Adviser’s written instructions to the Sub-Adviser; or (iv) the bad faith, willful misconduct, or gross negligence by the Adviser in the performance of its duties under this Agreement or reckless disregard of its obligations or duties hereunder.

e.

Promptly after receipt of notice of any action, arbitration, claim, demand, dispute, investigation, lawsuit, or other proceeding (each a “Proceeding”) by a party seeking to be indemnified under Section 9(c) or 9(d) (the “Indemnified Party”), the Indemnified Party will, if a claim in respect thereof is to be made against a party against whom indemnification is sought under Section 9(c) or 9(d) (the “Indemnifying Party”) notify the Indemnifying Party in writing of the commencement of such Proceeding; provided that, the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any indemnification liability which it may have to the Indemnified Party. No Indemnifying Party shall be liable under this section for any settlement of any Proceeding entered into without its consent with respect to which indemnity may be sought hereunder.

f.	The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise by law.

10.	Sub-Adviser Insurance.

The Sub-Adviser agrees that it will maintain at its own expense an errors and omissions insurance policy with respect to the Sub-Adviser in a commercially reasonable amount based upon the amount of assets managed by the Sub-Adviser and commercial general liability insurance in a commercially reasonable amount. The foregoing policies shall be issued by insurance companies that maintain an A.M. Best rating of A- or higher, or are otherwise acceptable to the Adviser in its reasonable discretion. Any and all deductibles specified in the above-referenced insurance policies shall be assumed by the Sub-Adviser.

11.	Custodian.

a.

The Fund’s assets shall be maintained in the custody of its Custodian. Any assets added to the Fund shall be delivered directly to the Fund’s Custodian, and the Sub-Adviser shall have no liability for the acts or omissions of any such Custodian.

12.	Representations of the Sub-Adviser.

Each Sub-Adviser Entity, with respect to itself only, represents, warrants and further covenants as follows:

a.

Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.

Authority. The execution, delivery and performance by the Sub-Adviser Entity of this Agreement are within the Sub-Adviser Entity’s powers and have been duly authorized by all necessary action on the part of its governing body (i.e., its partners or board of directors/trustees/members), and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser Entity for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Sub-Adviser Entity does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation applicable to the Sub-Adviser Entity, (ii) the Sub-Adviser Entity’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser Entity. Any individuals whose signatures are affixed to this Agreement on behalf of the Sub-Adviser have full authority and power to execute this Agreement on behalf of the applicable Sub-Adviser Entity.

c.

Enforceable Agreement. This Agreement is enforceable against the Sub-Adviser Entity in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

d.

Registered Investment Adviser; CFTC Registration. The Sub-Adviser Entity (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations of such policies to the extent such violation relates to the Fund; (v) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; and (vi) will promptly notify the Adviser of the occurrence of any event that it is aware of that would disqualify the Sub-Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act. To the extent the Sub-Adviser advises the Fund with respect to trading of “commodity interests” as defined under the Commodity Exchange Act (the “CEA”), the Sub-Adviser Entity has determined, in consultation with counsel, that it is exempt from registration as a commodity trading advisor (a

“CTA”) with the CFTC under Section 4m(1) of the CEA, CFTC Rule 4.14, or some other applicable exemption, and in each case the Sub-Adviser Entity has notified the Adviser of the applicable exemption it is relying on. The Sub-Adviser Entity will maintain such exemption or will register and be registered for so long as this Agreement remains in effect.

e.

No Material Pending Actions. To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their respective activities which might reasonably be expected to result in a material adverse effect on the Fund, a material adverse change in the Sub-Adviser Entity’s financial or business prospects, or which might reasonably be expected to have a material adverse effect on the Sub-Adviser’s ability to discharge its obligations under this Agreement.

f.

Licenses and Registrations. It has and will maintain all governmental, regulatory, self-regulatory, and exchange licenses, registrations, memberships, and approvals required to act as investment adviser to the Fund pursuant to this Agreement and it will obtain and maintain any licenses, registrations, memberships, and approvals

g.	ADV. To the extent applicable, it has provided the Adviser with a copy of its Form ADV and will, on an annual basis make available to the Adviser any amendment to its Form ADV.

h.	[Reserved]

i.

No Untrue Statements or Omissions. The information provided by the Sub-Adviser to the Adviser in writing shall not, to the knowledge of the Sub-Adviser Entity, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information, in light of the circumstances under which they were made, not misleading.

j.

Section 13 Filings. For purposes of Section 13(f) of the Exchange Act, and Rule 13f-1 thereunder, the Sub-Adviser shall be deemed to exercise investment discretion over any “Section 13(f) securities” (as defined in Rule 13f-1(c) under the Exchange Act) held or previously held in the Allocated Portion, and shall include information regarding such securities in its reports filed on Form 13F. For purposes of Section 13(d) and 13(g) of the Exchange Act, the Sub-Adviser shall be deemed the “beneficial owner” of any equity security held or previously held in the Allocated Portion, and shall include information regarding such securities, as required, in its “beneficial ownership reports” filed on Schedules 13D or 13G. For the avoidance of doubt, nothing contained in this Section 12(j) shall be understood as a representation by the Sub-Adviser that it is the owner (or beneficial owner) of these securities for purposes other than those referenced herein.

k.

Ongoing Representations and Warranties. If, at any time during the term of this Agreement, it discovers any fact or omission or change of circumstances has occurred, which would make any of its representations and warranties in this Section 12 inaccurate or incomplete in any material respect, the Sub-Adviser Entity will, to the extent not prohibited by applicable law, provide prompt written notification to the Adviser of such fact, omission, event, or change of circumstance, and a summary of the facts related thereto. The Sub-Adviser Entity agrees that it will provide prompt notice to the Adviser in the event that: (i) the Sub-Adviser Entity makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs with respect to the Sub-Adviser Entity’s investment advisory business that could reasonably be expected to have an adverse effect on the Sub-Adviser Entity’s ability to perform its duties under this Agreement.

13.	Representations of the Adviser.

The Adviser represents, warrants and further covenants, relating to itself and the Fund (where indicated) as follows:

a.

Duly Organized / Good Standing. It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

b.

Authority. The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement, and the execution, delivery and performance of this Agreement by the Adviser does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation applicable to the Adviser, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Adviser have full authority and power to execute this Agreement on behalf of the Adviser.

c.

Enforceable Agreement. This Agreement is enforceable against the Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

d.

Registered Investment Adviser; CFTC Registration. The Adviser (i) is duly registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement and the Advisory Agreement with the Trust remain in effect, (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by the Advisory Agreement with the Trust, (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act, (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring and correct promptly any violations that have occurred, (v) has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, and (vi) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act. The Adviser is duly registered as a commodity pool operator (the “CPO”) and CTA with the CFTC, is the CPO and CTA with respect to the Fund and is a member in good standing of the National Futures Association, and will maintain such registration and membership in good standing for so long as this Agreement remains in effect or will be exempt from such registration and membership.

e.

No Material Pending Actions. To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its affiliates, is a party or to which it or any of its affiliates is a party or to which it or its affiliates or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of their respective activities which might reasonably be expected to result in a material adverse change in the Adviser’s financial or business prospects or which might reasonably be expected to have a material adverse effect on the Adviser’s ability to discharge its obligations under this Agreement or the Advisory Agreement with the Trust.

f.

No Untrue Statements or Omissions. The information provided by the Adviser to the Sub-Adviser in writing shall not, to the knowledge of the Adviser, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information, in light of the circumstances under which they were made, not misleading.

g.

Licenses and Registrations. It has all governmental, regulatory, self-regulatory and exchange licenses, registrations, memberships and approvals required to act as investment adviser to the Fund and it will obtain and maintain any such required licenses, registrations, memberships and approvals.

h.

Ongoing Representations and Warranties. If, at any time during the term of this Agreement, it discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, it will, to the extent not prohibited by applicable law, provide prompt written notification to the Sub-Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. The Adviser agrees that it will provide prompt notice to the Sub-Adviser in the event that: (i) the Adviser makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to have an adverse effect on the Adviser’s ability to perform this Agreement.

14.	Renewal, Termination and Amendment.

a.

Renewal. Unless terminated by its terms in accordance with Section 14(b) this Agreement shall continue in effect until November 30, 2026, and thereafter for successive periods of no more than twelve (12) months each, only so long as such continuance is specifically approved at least annually (i) by a vote of the Trustees of the Trust or by vote of a majority of outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) or of any person party to this Agreement, cast at a meeting called for the purpose of such approval, subject to any available exemptive relief from the otherwise applicable requirement that such vote of the Trustees be cast in person at any such meeting.

b.	Termination.

i.

This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser; (ii) by the Sub-Adviser upon 60 days’ prior written notice to the Adviser and the Fund; or (iii) by the Adviser upon 90 days’ written notice to the Sub-Adviser. In addition, the Sub-Adviser may terminate this Agreement (i) in accordance with the foregoing sentence with respect to all or a portion of the Allocated Portion and (ii) upon 5 days’ prior written notice if (x) the Sub-Adviser determines, in good faith, that it is not possible to comply with the Modified Investment Guidelines or the termination of an Investment Guideline Waiver, or (y) if the Adviser assumes direct responsibility for any function delegated to the Sub-Adviser under this Agreement pursuant to Section 2(a) hereof. For the avoidance of doubt, following delivery of a notice of termination pursuant to this Section 14(b) with respect to this Agreement, the Sub-Adviser will continue to have full discretionary investment and trading authority in accordance with the terms of this Agreement (including, without limitation, Sections 1(a) and 2 hereof) with respect to the Allocated Portion until the effective date of such termination.

ii.

This Agreement may also be terminated, without the payment of any penalty, by the Adviser immediately upon (A) a material breach by the Sub-Adviser of this Agreement which is not promptly cured; (B) following the occurrence of a Key Man Event; or (C) at the discretion of the Adviser, if the Sub-Adviser, or any officer, director or key portfolio manager (including, without limitation, the Key Man), of the Sub-Adviser is charged in any regulatory, self-regulatory or judicial proceeding of violating the federal securities laws or engaging in criminal conduct or is accused by any regulator of self-regulator in circumstances where the accusation is reasonably likely to have a material adverse economic or reputation effect on the Fund or the Sub-Adviser’s ability to provide services hereunder.

iii.

This Agreement may also terminate if mutually agreed upon by both the Adviser and the Sub-Adviser. This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement; provided that the Adviser shall make a good faith effort to provide the Sub-Adviser with 90 days prior written notice before the Advisory Agreement is terminated.

iv.

This Agreement shall terminate automatically and immediately in the event of its assignment. The terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act or the rules thereunder. This Agreement may be amended at any time by the Sub-Adviser and the Adviser, subject to approval by the Board (including approval by those Trustees that are not “interested persons” of the Trust) and, if required by the 1940 Act or applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Trust or its affiliates. It is understood that from time to time the Allocated Portion may be zero. This Agreement does not terminate automatically in the event that no Allocated Portion is available for the Sub-Adviser. Except as otherwise set forth herein, no waiver of any provision of this Agreement nor consent to any departure therefrom, shall in any event be effective unless in writing; provided that any waiver so granted shall extend only to the specific event or occurrence so waived and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

c.

Consequences of Termination. In the event of termination of this Agreement, Sections 4, 8, 9, 10, 16, and 23(b) shall survive such termination of this Agreement. Section 15 of this Agreement shall survive for a period of two (2) years following termination of this Agreement. Termination of this Agreement shall immediately and unconditionally revoke any and all powers of attorney granted to the Sub-Adviser under this Agreement. Any Fees calculated in accordance with this Agreement accrued up to the date of termination and not yet paid by such date of termination shall, notwithstanding termination, be payable at the next following payment in accordance with this Agreement.

d.	Assignment. No assignment of this Agreement may be made by either party to this Agreement without the written consent of the other party.

15.	Confidentiality.

a.	Except as expressly authorized in this Agreement or as required by applicable law, regulation or court order, each party hereto and its affiliates (each, for purposes of this section, the “Recipient

Party”) shall keep confidential and shall not use or disclose, except with the consent of the other party hereto (each, for purposes of this section, the “Disclosing Party”), any and all non-public, proprietary or confidential information concerning the business of the Disclosing Parties and/or their affiliates or investors, or potential investors, therein obtained in connection with the services rendered under this Agreement, including, without limitation, Portfolio Information (the “Information”); provided that the Recipient Party may make such disclosure to its directors, officers, partners, employees, agents, advisors, service providers, potential financing counterparties or representatives, including legal and compliance personnel (collectively, the “Representatives”) who (i) need to know the Information in connection with this Agreement or in the case of a Representative that is an advisor or service provider, the proper performance of their duties, (ii) have been informed of the confidential nature of such Information and (iii) have been advised that such Information is to be kept confidential and not used for any other purpose. Notwithstanding the foregoing, the Trust and the Adviser shall be permitted to disclose Information to any third party in connection with the operation of the Fund or subject to a non-disclosure agreement, provided that such third party has been advised that such Information is to be kept confidential and the Adviser shall not identify the securities and other instruments held in the Allocated Portion as specifically attributable to the Allocated Portion or the Sub-Adviser in any disclosure of such Portfolio Information (except for disclosures to Representatives). In addition, the Adviser acknowledges and agrees that neither it nor its affiliates shall use the Portfolio Information to replicate or seek to replicate a substantial portion of the Allocated Portion or mimic or front run the Sub-Adviser’s trading or positions established in the Allocated Portion. For the avoidance of doubt, affiliates of the Adviser will not have access to the Portfolio Information, and will not be limited by this provision. To the extent affiliates of the Adviser do receive access to the Portfolio Information, they will be limited by this provision. The Disclosing Party shall be responsible for a breach of this Section 15 by its representatives or any third party it discloses Information to in accordance with the previous sentence. The term “Information” will not include information that (i) is or becomes publicly available other than as a result of a disclosure by the Recipient Party in violation of this section; (ii) is or becomes available to the Recipient Party or its Representatives from a source other than the Disclosing Party, which source, to the knowledge of the Recipient Party or its Representatives, does not have an obligation of confidentiality to the Disclosing Party with respect to such information; (iii) was already in the Recipient Party’s possession or the possession of its Representatives prior to receiving such information from the Disclosing Party; or (iv) is developed independently by the Recipient Party or its Representatives without use of the Information. Notwithstanding anything to the contrary provided elsewhere herein, none of the confidentiality provisions in this section shall in any way limit the activities of Adviser and its affiliates in their businesses of providing services to the Trust or other clients.

b.

Each of the Adviser and the Sub-Adviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Information.

c.

Notwithstanding anything to the contrary herein, the Recipient Party and its Representatives may disclose Information without the Disclosing Party’s prior consent to the extent such Information is required to be disclosed by order or direction of a court or tribunal of competent authority under applicable law or by a governmental statute, order, decree, regulation or rule, is required to be disclosed to any governmental, regulatory or tax authority or auditor or pursuant to regulatory oversight by an applicable regulatory authority or is necessary or advisable to reduce or eliminate withholding or other taxes, provided that, except as prohibited by law, if such disclosure is required by law or is necessary or desirable to reduce or eliminate withholding or other taxes or if responding to a request pursuant to regulatory oversight, the Recipient Party shall provide prompt prior notice to the Disclosing Party of such requirement and a description of what is to be disclosed, furnish only that Information as it is legally compelled to disclose, and exercise its commercially reasonable efforts to cooperate with the Disclosing Party, at the Disclosing Party’s sole expense, in its efforts to obtain an order or other reliable assurance that either (i) the Disclosing Party’s Information is outside of the scope of the required disclosure or is not required to be disclosed and/or (ii) confidential treatment will be accorded to the disclosed Information. If responding to a request pursuant to regulatory oversight, the Recipient Party shall (i) to the extent practicable, provide prompt prior notice to the Disclosing Party, and in any case shall provide notice as soon as practicable to the Disclosing Party, of such disclosure requirement and a description of what is to be and/or has been disclosed and (ii) furnish only that Information which it is advised by counsel (including internal counsel) is legally required to be disclosed.

d.

Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund, the Adviser or the Sub-Adviser that is received by a party hereto in connection with this Agreement, and information with regard to the portfolio holdings, investment activity and characteristics of the Fund.

e.

The Adviser will not permit any Representative or affiliate of the Adviser to use Portfolio Information with respect to the Allocated Portion to trade for its own account or the account of any other person for the purpose of “reverse engineering” the investment or trading methodologies of the Sub-Adviser. In furtherance of the foregoing, the Adviser shall restrict access to the Portfolio Information to those employees of the Adviser or their affiliates or agents who will use it only for purposes reasonably related to the provision of services to the Fund.

f.

Each Recipient Party acknowledges the global nature of each Disclosing Party’s businesses and the efforts the Disclosing Parties undertake to develop, preserve and protect their Information and their business and competitive advantage and goodwill. Accordingly, each Recipient Party acknowledges and agrees that the restrictions, limitations and obligations in this section are reasonable and necessary for the protection of the legitimate business interests of the Disclosing Parties and their affiliates. Each Recipient Party also acknowledges that the Disclosing Parties would not have entered into this Agreement unless the Recipient Party agreed to such restrictions, limitations, and obligations.

16.	Notices.

Except as otherwise specifically provided herein, all communications under this Agreement must be in writing and will be deemed duly given and received when delivered personally, when sent by e-mail transmission or three days after being deposited for next-day delivery with an internationally recognized overnight international delivery service, properly addressed to the party to receive such notice at the party’s address specified herein, or at any other address that any party may designate by notice to the others.

Sub-Adviser:

Mesarete Capital LLP

Grafton House

2-3 Golden Square

London W1F 9HR

United Kingdom

By Email: notices@mesaretecapital.com

Mesarete Capital (US) LLC

575 Lexington Avenue

New York, New York 10022

By Email: notices@mesaretecapital.com

Adviser:

Peter Koffler

Blackstone Inc.

Blackstone Alternative Investment Advisors LLC

345 Park Avenue, 28th Floor

New York, New York 10154

with a copy (which does not constitute notice) to:

James E. Thomas

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Fax: (617) 235-0483

By Email:

BAIACompliance@blackstone.com

17.	Severability.

If any provision of this Agreement is held by any court to be invalid, void or unenforceable, in whole or in part, the other provisions shall remain unaffected and shall continue in full force and effect, provided that the Agreement, as so modified, continues to express, without material change, the original intent of the parties and deletion of such provision will not substantially impair the respective rights and obligations of the parties, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

18.	Business Continuity.

The Sub-Adviser shall have policies and procedures in place reasonably designed to maintain business continuity, disaster recovery, and backup capabilities and facilities, through which the Sub-Adviser will be able to perform its obligations hereunder with minimal disruptions or delays. Upon request, the Sub-Adviser shall provide to the Adviser copies of its written business continuity, disaster recovery and backup plan(s) or sufficient information regarding such plans to satisfy the Adviser and Fund’s reasonable inquiries and to assist the Fund and the Chief Compliance Officer of the Fund in complying with Rule 38a-1 under the 1940 Act.

19.	Personnel.

The Sub-Adviser shall perform background screening (including review of records as to violent or criminal conduct) of each senior partner of the Sub-Adviser involved in the portfolio management as operators of the Allocated Portion.

20.	Limitation on Consultation.

In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Sub-Adviser is not permitted to consult with any other sub-adviser to the Fund or any sub-adviser to any other portion of the Fund or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions for the Fund in securities or other assets.

21.	Lists of Affiliated Persons.

The Adviser shall provide the Sub-Adviser with a list of each entity that is both (i) an “affiliated person,” as such term is defined in the 1940 Act, of the Adviser and (ii) a broker, dealer, or entity that is engaged in the business of underwriting, or a registered investment adviser. The Sub-Adviser shall provide the Adviser with a list of each person who is an “affiliated person”, as such term is defined in the 1940 Act, of the Sub-Adviser. Each of the Adviser and the Sub-Adviser agrees promptly to update such list whenever the Adviser or the Sub-Adviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

22.	Cooperation.

The Sub-Adviser and the Adviser shall cooperate reasonably with each other for purposes of filing any required reports, and responding to regulatory requests, with the SEC or such other regulator having appropriate jurisdiction. The Sub-Adviser and the Adviser will work in good faith with the Fund’s service providers to ensure the orderly daily operation of the Fund (including, without limitation, assisting with preparation of regulatory filings and responding to regulatory requests but excluding tax filings).

23.	Miscellaneous.

a.	Further Actions. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof.

b.

Governing Law. To the extent that state law is not preempted by the provisions of any law of the United States of America, this Agreement shall be governed and construed under the laws of the State of New York, irrespective of and without regard for any conflicts of law principles. Any suit, proceeding or other action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York. To the extent that the United States District Court for the Southern District of New York lacks jurisdiction over such suit, proceeding or other action then it shall be brought in state court situated in Delaware. The parties hereby submit and consent to the exclusive in personam jurisdiction and venue of such courts.

c.

Appendices Part of Agreement. For the avoidance of doubt, it is acknowledged and agreed that the Appendices and Annexes appended hereto form a part of this Agreement. All defined terms used in this Agreement have the same meanings when used in the Appendices and Annexes hereto.

d.	Captions / Headings. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

e.

Joint Negotiation. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, the parties intend that this Agreement be construed as if drafted jointly by the parties and that no presumption or burden of proof arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

f.	Counterparts. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one agreement, binding on the parties.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the dates set forth below and effective as of the day and year first above written.

BLACKSTONE ALTERNATIVE INVESTMENT ADVISORS LLC

By:	Date:

Name: Peter Koffler

MESARETE CAPITAL LLP

By:	Date:

Name: Andy French

MESARETE CAPITAL (US) LLC

By:	Date:

Name: Andrew Levin

APPENDIX A

Sub-Advisory Fee